UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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WD-40 COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WD-40 COMPANY

1061 Cudahy Place

San Diego, California 92110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The 2007 Annual Meeting of Stockholders will be held at the Mission Valley Hilton Hotel, 901 Camino del Rio South, San Diego, California 92108, on Tuesday, December 11, 2007, at 2:00 p.m. for the following purposes:

1.	To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;

2.	To approve the WD-40 Company 2007 Stock Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2008; and

4.	To consider and act upon such other business as may properly come before the meeting.

Only the stockholders of record at the close of business on October 18, 2007 are entitled to vote at the meeting.

By Order of the Board of Directors

Maria M. Mitchell

Secretary

San Diego, California

November 8, 2007

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WD-40 Company for use at its Annual Meeting of Stockholders to be held on December 11, 2007, and at any postponements or adjournments thereof. This Proxy Statement and enclosed form of Proxy are first sent to stockholders on or about November 8, 2007.

At the meeting, the stockholders of WD-40 Company will vote to elect the Board of Directors for the ensuing year, to approve the WD-40 Company 2007 Stock Incentive Plan, and to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Detailed information concerning these matters is set forth below. Management knows of no other business to come before the meeting.

The close of business on October 18, 2007 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders of WD-40 Company. On October 18, 2007, WD-40 Company had outstanding 16,859,720 shares of $.001 par value common stock. Stockholders of record entitled to vote at the meeting will have one vote for each share so held on the matters to be voted upon. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

If the enclosed form of Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. Except as described herein with respect to broker non-votes, if no specification is made, the shares will be voted by the proxy holder as set forth on the Proxy. A Proxy may be revoked by attendance at the meeting or by filing a Proxy bearing a later date with the Secretary of the Company.

The cost of soliciting proxies will be borne by the Company. Solicitations other than by mail may be made by telephone or in person by employees of the Company for which the expense will be nominal.

PRINCIPAL SECURITY HOLDERS

The following table sets forth information concerning those persons known to the Company to be the beneficial owners of more than 5% of the common stock of the Company.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership October 18, 2007		Percent of Class
Allianz Global Investors of America LP	1,446,660	[1]	8.6%
680 Newport Center Dr. Suite 250 Newport Beach, CA 92660

NWQ Investment Management Co, LLC	1,166,403	[2]	6.9%
2049 Century Park East 16th Floor Los Angeles, CA 90067

Barclays Global Investors UK Holdings Limited	1,007,678	[3]	6.0%
1 Churchill Place Canary Wharf London, England

Mario L. Crivello	898,593	[4]	5.3%
San Diego, CA

[1]

As of June 30, 2007, Allianz Global Investors of America LP (“Allianz”) filed a report on Form 13F with the Securities and Exchange Commission to report beneficial ownership of 1,446,660 shares. Allianz reported shared investment discretion with respect to all shares, sole voting authority with respect to 373,200 shares, shared voting authority with respect to 1,048,060 shares and no voting authority with respect to 25,400 shares. Beneficial ownership information as of October 17, 2007 is unavailable.

[2]

As of June 30, 2007, NWQ Investment Management Co., LLC (“NWQ”) filed a report on Form 13F with the Securities and Exchange Commission to report beneficial ownership of 1,166,403 shares. NWQ reported shared investment discretion with respect to all shares, shared voting authority with respect to 990,252 shares and no voting authority with respect to 176,151 shares. Beneficial ownership information as of October 17, 2007 is unavailable.

[3]

As of June 30, 2007, Barclays Global Investors UK Holdings Limited (“Barclays”) filed a report on Form 13F with the Securities and Exchange Commission to report beneficial ownership of 1,007,678 shares. Barclays reported shared investment discretion with respect to all shares, sole voting authority with respect to 874,300 shares and no voting authority with respect to 133,378 shares. Beneficial ownership information as of October 17, 2007 is unavailable.

[4]

Mr. Crivello has sole voting and investment power over 766,404 shares held in trust for the benefit of others. He also has sole voting and investment power over 14,780 shares held as custodian for others and 101,609 shares held directly. Mr. Crivello also has the right to acquire 15,800 shares upon exercise of stock options.

ITEM NO. 1

NOMINEES FOR ELECTION AS DIRECTORS

AND SECURITY OWNERSHIP OF MANAGEMENT

Unless marked to the contrary, the Proxies received will be voted for the election of the nine nominees named below to serve as Directors until the next Annual Meeting of Stockholders and until their successors are elected or appointed. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, any proxy granted to vote for such Director will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

The nominees for election to the Board of Directors who receive a plurality the votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected as Directors. Holders of common stock are not entitled to cumulate their votes in the election of Directors. Withheld votes and broker non-votes (which are treated as “withheld” votes) are not counted as votes in favor of any nominee. Since the nominees receiving the most votes will be elected as Directors, withheld votes and broker non-votes will have no effect upon the outcome of the election.

Article III, Section 2 of the Bylaws of the Company, approved by stockholders on December 14, 1999, provides that the authorized number of Directors of the Company shall be not less than nine nor more than twelve until changed by amendment of the Certificate of Incorporation or by a bylaw duly adopted by the stockholders. The exact number of Directors is to be fixed from time to time by a bylaw or amendment thereof duly adopted by the stockholders or by the Board of Directors. Gary L. Luick will retire from the Board of Directors as of the date of the annual meeting of stockholders. The number of directors was fixed at nine effective upon the expiration of Mr. Luick’s term of office by resolution of the Board of Directors adopted on October 16, 2007.

Director Independence

The Board of Directors has determined that each director nominee other than Garry O. Ridge is an independent director as defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. (the “Nasdaq Rules”.)

Security Ownership of Directors and Executive Officers

The following table sets forth certain information, including beneficial ownership of the Company’s common stock, for the nine nominees, for the executive officers named in the Summary Compensation Table on Page 22 of this proxy statement, and for all Directors and executive officers as a group.

				Amount and Nature of Beneficial Ownership October 18, 2007[1]
Director Nominee	Age	Principal Occupation	Director Since	Number		Percent of Class
John C. Adams, Jr.	59	Investor; Retired Chairman and CEO, AutoZone, Inc.	2001	20,526	[2]	*
Giles H. Bateman	62	Investor	2003	15,508	[3]	*
Peter D. Bewley	61	Investor, Retired General Counsel, The Clorox Company	2005	12,781	[4]	*
Richard A. Collato	64	President & CEO, YMCA of San Diego County	2003	17,772	[3]	*
Mario L. Crivello	67	Investor	1994	898,593	2,[5]	5.3%
Linda A. Lang	49	Chairman & CEO, Jack in the Box, Inc.	2004	15,442	[6]
Kenneth E. Olson	71	Investor; Former Chairman and CEO, Proxima Corporation	2000	20,776	[2]	*
Garry O. Ridge	51	President and CEO, WD-40 Company	1997	150,932	[7]	*
Neal E. Schmale	61	Chairman of the Board, WD-40 Company; President and COO, Sempra Energy	2001	20,526	[2]	*

*	Less than one (1) percent.

[1]	All shares owned directly unless otherwise indicated.

[2]	Mr. Adams, Mr. Crivello, Mr. Olson and Mr. Schmale each have the right to acquire 15,800 shares upon the exercise of stock options.

[3]	Mr. Bateman and Mr. Collato each have the right to acquire 13,800 shares upon the exercise of stock options.

[4]	Mr. Bewley has the right to acquire 9,800 shares upon the exercise of stock options.

[5]

Mr. Crivello has sole voting and investment power over 766,404 shares held in trust for the benefit of others. He also has sole voting and investment power over 14,780 shares held as custodian for others and 101,609 shares held directly.

[6]	Ms. Lang has the right to acquire 11,800 shares upon the exercise of stock options.

[7]	Mr. Ridge has the right to acquire 137,580 shares upon exercise of stock options. Mr. Ridge has voting and investment power over 992 shares held under the Company’s 401(k) plan.

				Amount and Nature of Beneficial Ownership October 18, 2007[1]
Executive Officer	Age	Principal Occupation	Director Since	Number		Percent of Class
Michael L. Freeman	53	Division President, the Americas, WD-40 Company	N/A	55,005	[2]	*
Michael J. Irwin	44	Executive Vice President and Chief Financial Officer, WD-40 Company	N/A	53,641	[3]	*
Graham P. Milner	52	Executive Vice President, Global Development, Chief Branding Officer, WD-40 Company	N/A	79,058	[4]	*
William B. Noble	48	Managing Director Europe, WD-40 Company Ltd. (U.K.)	N/A	47,630	[5]	*
All Directors and Executive Officers as a Group				1,447,280	[6]	8.3%

*	Less than one (1) percent.

[1]	All shares owned directly unless otherwise indicated.

[2]	Mr. Freeman has the right to acquire 44,430 shares upon exercise of stock options. Mr. Freeman has voting and investment power over 1,819 shares held under the Company’s 401(k) plan.

[3]	Mr. Irwin has the right to acquire 48,550 shares upon exercise of stock options. Mr. Irwin has voting and investment power over 691 shares held under the Company’s 401(k) plan.

[4]	Mr. Milner has the right to acquire 70,630 shares upon exercise of stock options. Mr. Milner has voting and investment power over 1,364 shares held under the Company’s 401(k) plan.

[5]	Mr. Noble has the right to acquire 46,130 shares upon exercise of stock options.

[6]	Total includes the rights of directors and executive officers to acquire 513,610 shares upon exercise of stock options and 4,866 shares held by executive officers under the Company’s 401(k) plan.

Nominees for Election as Directors

John C. Adams, Jr. was elected to the Board of Directors in 2001. Mr. Adams served as President and Chief Executive Officer of AutoZone, Inc. from 1996 until 1998, then serving as Chairman and Chief Executive Officer until his retirement in 2001. He previously served as President of the Miami division of Malone & Hyde, Inc., AutoZone’s former parent company from 1984 until 1990. Mr. Adams was an owner of Nicotiana Enterprises, Inc., a food distribution company, from 1990 until 1995. Mr. Adams is a director of Tractor Supply Company.

Giles H. Bateman was elected to the Board of Directors in 2003. Mr. Bateman was a co-founder and Chief Financial Officer of Price Club from 1976 until 1991. Mr. Bateman served as director and chairman of CompUSA, Inc. from 1994 until 2000. Mr. Bateman is a director of Life Time Fitness, Inc. and United PanAm Financial Corp.

Peter D. Bewley was appointed to the Board of Directors in 2005. Mr. Bewley was the Senior Vice President–General Counsel & Secretary of The Clorox Company from 1998 to 2005.

Richard A. Collato was elected to the Board of Directors in 2003. Mr. Collato is President & CEO of the YMCA of San Diego County. Mr. Collato is a director of Sempra Energy and Surge Global Energy Inc.

Mario L. Crivello was elected to the Board of Directors in 1994. Mr. Crivello is retired, having been the managing owner and master of Tuna Purse Seiners.

Linda A. Lang was elected to the Board of Directors in 2004. Ms. Lang has served as director, President and Chief Operating Officer of Jack in the Box, Inc. since 2003. Ms. Lang was elected Chairman of the Board &

Chief Executive Officer of Jack in the Box, Inc. as of October 2, 2005. Over the past 16 years, Ms. Lang has held the offices of Executive Vice President, Senior Vice President Marketing, Vice President and Regional Vice President, Southern California Region, Vice President Marketing and Vice President of Products, Promotions and Consumer Research at Jack in the Box, Inc.

Kenneth E. Olson was elected to the Board of Directors in 2000. Mr. Olson served as Chairman and CEO of Proxima Corporation, a digital imaging products company, from 1990 to 1998. He is a director of Digirad Corporation.

Garry O. Ridge joined WD-40 Company in 1987 as Managing Director, WD-40 Company (Australia) Pty. Limited and he was responsible for Company operations throughout the Pacific and Asia. Mr. Ridge transferred to the corporate office in 1994 as Director International Operations and was elected Vice President — International in 1995. He was elected to the position of Executive Vice President/Chief Operating Officer in 1996 and he was named President and Chief Executive Officer in 1997. He was also elected to the Board of Directors in 1997. Prior to joining WD-40 Company Mr. Ridge was Managing Director of Mermax Pacific Pty. Ltd. and held a number of senior management positions with Hawker Pacific Pty. Ltd. (a Hawker Siddeley PLC Group Company) which was a licensee for WD-40 until 1988.

Neal E. Schmale was elected to the Board of Directors in 2001. Mr. Schmale was named Chairman of the Board in 2004. Mr. Schmale has served as President and COO of Sempra Energy since January 2006. Previously, he was Executive Vice President and CFO of Sempra Energy from 1998 through 2005. Mr. Schmale is a director of Sempra Energy and Murphy Oil Corporation.

Board of Directors Meetings, Committees and Annual Meeting Attendance

The Board of Directors is charged by the stockholders with managing the business affairs and exercising the corporate power of the Company. The Board of Directors relies on the following standing committees to assist in carrying out the Board of Directors’ responsibilities: the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Finance Committee. Each of the committees has a written charter approved by the Board of Directors and such charters are available on WD-40 Company’s web site at www.wd40.com on the “Officers & Directors” page under the Investor Relations tab. There were four scheduled meetings of the Board of Directors during the last fiscal year. All directors serving for the full fiscal year attended at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which the director served. The Board of Directors holds an annual organizational meeting on the date of the Annual Meeting of Stockholders. All directors are expected to attend the Annual Meeting. At the last Annual Meeting of Stockholders, all directors were present.

Board of Directors Compensation

Director compensation is set by the Board of Directors upon the recommendation of the Corporate Governance Committee. The Corporate Governance Committee conducts an annual review of director compensation, including consideration of surveys of companies considered comparable to the Company in total revenues and market capitalization. The independent compensation advisor serving the Compensation Committee of the Board of Directors, Compensia, Inc., has also provided guidance to the Corporate Governance Committee with respect to director compensation recommendations. For fiscal year 2007, directors received compensation for services as directors pursuant to a director compensation policy which is reviewed annually. As approved on December 12, 2006, the director compensation policy provided for compensation of directors as follows: For 2007, each non-employee director is entitled to receive a base annual fee of $32,000 for services provided from the date of the Company’s annual meeting to the next annual meeting. The Chairman of the Board receives an additional annual fee of $14,000. Non-employee directors receive additional cash compensation for service on committees. The Chairman of the Audit Committee receives $16,000 and each other member of the Audit Committee receives $8,000. Each Chairman of the Compensation Committee, the Corporate Governance Committee and the Finance

Committee receives $8,000 and each other member of those committees receives $4,000. All annual fees are payable in March. For service during the year, non-employee directors also received non-qualified stock options to purchase 3,800 shares of the Company’s common stock. The options were granted on the date of the Company’s Annual Meeting in 2006 pursuant to the Company’s 1990 Incentive Stock Option Plan. The stock options are immediately exercisable with a termination date ten years from the grant date. The exercise price for options granted to the directors was $32.78, equal to the closing price of the Company’s shares as of the day of the Annual Meeting.

The Company has maintained the 1999 Non-Employee Director Restricted Stock Plan (the “Director Stock Plan”) providing for the issuance of shares of restricted common stock of the Company to each non-employee member of the Board of Directors. Shares have been issued under the Director Stock Plan in lieu of cash compensation according to an election made by the director prior to November 30th of the year prior to the year of service. A director who held shares of the Company having a value of at least $50,000 has been entitled to elect to receive the entire annual director’s fee in cash. Otherwise, directors received restricted stock in lieu of $5,500 of cash compensation and they have been permitted to elect to receive restricted stock in lieu of the balance of their base annual fee in increments of $5,500. The restricted shares have been issued in accordance with a director’s election as soon as practicable after the first day of March of the year of service. The number of shares issued is equal to the amount of compensation to be paid in shares divided by 90% of the closing price of the Company’s shares as of the first business day of March.

Restricted shares issued to a director do not become vested for resale for a period of five years or until the director’s retirement from the Board following the director’s 65th birthday. Unless a director has reached age 65, the shares are subject to forfeiture if, during the five year vesting period, the director resigns from service as a director.

The Company also maintains a Director Contributions Fund from which each incumbent director has the right, at a specified time each fiscal year, to designate $6,000 in charitable contributions to be made by the Company to properly qualified (under Internal Revenue Code Section 501(c)(3)) charitable organizations.

The following Director Compensation table provides information concerning director compensation earned by each non-employee director for services rendered in fiscal year 2007. Amounts earned and reported in the Director Compensation table for each director are dependent upon each director’s election to receive discounted shares in lieu of all or part of the director’s annual base fee under the Director Stock Plan as described above and on the various committees on which each director served as a member or as chairman during the fiscal year.

DIRECTOR COMPENSATION

Fiscal Year 2007

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Option Awards ($)[3]	All Other Compensation ($)[4]	Total ($)
John C. Adams, Jr.	$41,330	$0	$26,676	$6,000	$74,006
Giles H. Bateman	$53,192	$0	$26,676	$6,000	$85,868
Peter D. Bewley	$47,989	$0	$26,676	$6,000	$80,665
Richard A. Collato	$48,989	$0	$26,676	$6,000	$81,665
Mario L. Crivello	$35,500	$0	$26,676	$6,000	$68,176
Linda A. Lang	$46,989	$0	$26,676	$6,000	$79,665
Gary L. Luick	$42,125	$0	$26,676	$6,000	$74,801
Kenneth E. Olson	$42,500	$0	$26,676	$6,000	$75,176
Neal E. Schmale	$50,330	$0	$26,676	$6,000	$83,006

[1]

For services rendered during fiscal year 2007, directors received restricted shares of the Company’s common stock in lieu of all or part of their base annual fees pursuant to their respective elections under the Director Stock Plan (as described in the narrative preceding the Director Compensation table) as follows: John C. Adams, Jr. and Neal E. Schmale received shares valued at $8,330; Giles H. Bateman received shares valued at $16,817; Peter D. Bewley, Richard A. Collato and Linda A. Lang received shares valued at $34,989; and Gary L. Luick received shares valued at $1,524.

[2]

No amounts are included in the Stock Awards column since all of the shares awarded to the directors pursuant to the Director Stock Plan were awarded pursuant to elections to receive shares in lieu of all or part of the directors’ base annual fees. The value of the shares received by each director pursuant to their respective elections to receive shares is included in the Fees Earned or Paid in Cash column and detailed in footnote 1.

[3]

Non-qualified stock options to acquire 3,800 shares of the Company’s common stock were granted to the directors on December 12, 2006 at an exercise price of $32.78 per share. The options were fully vested upon the date of grant. The Option Awards fair value of $7.02 per share for such options has been determined as of the grant date of December 12, 2006 using the Black-Scholes Option Valuation model. The following assumptions were used in determining the value: (i) a dividend yield of 3.05%; (ii) expected volatility of 0.2389; (iii) a 5.61-year risk free interest rate of 4.45%; and (iv) an expected option term/life of 5.61 years. The reported amounts equal the grant date fair value for the stock options computed under FAS 123R since the options were fully vested as of the date of grant. The outstanding options for each director as of the end of the fiscal year is reported with respect to such director’s security ownership as of October 18, 2007 on page 4 of this proxy statement.

[4]	Amounts represent charitable contributions made by the Company as designated by each non-employee director pursuant to the Company’s Director Contribution Fund.

Stockholder Communications with Board of Directors

Stockholders may send communications to the Board of Directors by submitting a letter addressed to: WD-40 Company, Corporate Secretary, 1061 Cudahy Place, San Diego, CA 92110

The Board of Directors has instructed the Corporate Secretary to forward such communications to the chairman of the Board of Directors. The Board of Directors has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, to not forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board of Director consideration. The Corporate Secretary may also forward the stockholder communication within the Company to another department to facilitate an appropriate response.

Committees

Director	Audit	Compensation	Governance	Finance
John C. Adams, Jr.			✓	✓
Giles H. Bateman	Chairman			✓
Peter D. Bewley		✓	Chairman
Richard A. Collato	✓	Chairman
Mario L. Crivello		✓
Linda A. Lang		✓		Chairman
Gary L. Luick	✓	✓
Kenneth E. Olson	✓		✓
Garry O. Ridge
Neal E. Schmale			✓
Number of Meetings Held in Fiscal Year 2007	4	4	4	4

Corporate Governance Committee

The Corporate Governance Committee is comprised of Peter D. Bewley (Chairman), John C. Adams, Jr., Kenneth E. Olson and Neal E. Schmale. The Corporate Governance Committee also functions as the Company’s nominating committee and is comprised exclusively of independent directors as defined in the Nasdaq Rules. The Corporate Governance Committee met four times during the last fiscal year.

The Corporate Governance Committee acts in conjunction with the Board of Directors to ensure that a regular evaluation is conducted of succession plans, performance, independence, and of the qualifications and integrity of the Board of Directors. The Corporate Governance Committee also reviews the applicable skills and characteristics required of nominees for election as directors. The objective is to balance the composition of the Board of Directors to achieve a combination of individuals of different backgrounds and experiences. In evaluating the suitability of nominees, the Corporate Governance Committee takes into account many factors, including the following: whether the candidate is currently or has recently been an executive officer at a publicly traded company; whether the candidate has substantial background in matters related to the Company’s products or markets, in particular, supply chain management, information technology and marketing; and whether the candidate has substantial international business experience, a substantial financial background or is serving as a director at one or more publicly traded companies.

In determining whether to recommend a director for re-election, the Corporate Governance Committee considers the director’s past attendance at meetings, results of annual evaluations and the director’s participation in and anticipated future contributions to the Board of Directors. A director who will have reached the age of 72 prior to the date of the next annual meeting of stockholders will not be recommended for re-election at that meeting.

The Corporate Governance Committee reviews new Board of Director nominees through a series of internal discussions, reviewing available information, and interviewing selected candidates. Generally, candidates for nomination to the Board of Directors have been suggested by directors or employees. The Company does not currently employ a search firm or third party in connection with seeking or evaluating candidates.

The Corporate Governance Committee will consider director candidates recommended by security holders under the same criteria as other candidates described above. Nominations may be submitted by letter addressed to: WD-40 Company Corporate Governance Committee, Corporate Secretary, 1061 Cudahy Place, San Diego, CA 92110.

Audit Committee

The Audit Committee is comprised of Giles H. Bateman (Chairman), Richard A. Collato, Gary L. Luick and Kenneth E. Olson. Four meetings were held during the last fiscal year to review quarterly financial reports, to consider the annual audit and other audit services and to review the audit with the independent registered public accounting firm after its completion. The Board of Directors has determined that Mr. Bateman is an “audit committee financial expert” as defined by regulations adopted by the Securities and Exchange Commission. Mr. Bateman and each of the other members of the Audit Committee is an independent director as defined in the Nasdaq Rules. Each member of the Audit Committee also satisfies the requirements for service on the Audit Committee as set forth in Rule 4350(d)(2) of the Nasdaq Rules.

The Audit Committee has oversight responsibility for review, approval or ratification of related party transactions involving the potential for conflicts of interest. The Audit Committee relies upon the Company’s disclosure controls and procedures adopted pursuant to Exchange Act rules for the purpose of assuring that matters requiring disclosure, including such related party transactions, are brought to the attention of management and the Audit Committee on a timely basis. Specifically, the Audit Committee relies on a review by the Corporate Governance Committee of individual questionnaires completed by all directors for the purpose of identifying matters that may affect the independence of directors and the existence of related party transactions as defined in relevant rules promulgated under the Exchange Act and in the Nasdaq rules. Conflict of interest questionnaires are also completed by each of the Company’s executive officers for review by management and reporting to the Audit Committee. No formal written policy for Audit Committee’s oversight obligation has been adopted, but the actions of the committee in conducting its review at least annually is set forth in minutes of the meetings of the Audit Committee.

The Audit Committee also has responsibility for the selection, appointment and oversight of the independent registered public accounting firm for the Company. A separate report of the Audit Committee is set forth below.

AUDIT COMMITTEE REPORT

Each year the Board of Directors appoints an Audit Committee to fulfill regulatory requirements and to assist the Board in oversight of the Company’s financial reporting, internal control functions and audit process. Each member of the Audit Committee meets the independence requirements set by the Nasdaq Stock Market.

The responsibilities of the Audit Committee include the selection and appointment of a independent registered public accounting firm to be hired as the Company’s independent accountants. The Audit Committee is also responsible for recommending to the Board that the Company’s consolidated financial statements be included in its annual report on Form 10-K.

With respect to the preparation and audit of the Company’s consolidated financial statements, management is responsible for the preparation of the financial statements; the establishment of accounting and financial reporting principles; the establishment of disclosure controls and procedures; the establishment of internal control over financial reporting; the evaluation of the effectiveness of both disclosure controls and procedures and internal control over financial reporting; and the evaluation of changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements; expressing an opinion as to whether the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America; and expressing an opinion as to the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed the consolidated financial statements of the Company for the fiscal year ended August 31, 2007. The Audit Committee has discussed the preparation of the consolidated financial statements with management and with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, and the Audit Committee has met separately with PricewaterhouseCoopers LLP and with management to discuss issues relating to the preparation and audit of the financial statements.

For the fiscal year ended August 31, 2007, management has completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has been kept apprised of management’s activities in the completion of such work and evaluation and the Audit Committee has provided oversight and advice with respect to the process undertaken by management. The Audit Committee will continue to oversee such work being undertaken by the Company for the fiscal year ending August 31, 2008.

The Audit Committee has taken the following steps in making its recommendation that the Company’s financial statements be included in its annual report on Form 10-K for the fiscal year ended August 31, 2007:

1.	At regularly scheduled meetings of the Audit Committee, management and PricewaterhouseCoopers LLP provided periodic reports as to the work undertaken by the Company to complete the documentation, testing and evaluation of the Company’s system of internal control over financial reporting. Upon completion of such work and upon preparation of the Company’s consolidated financial statements for the year ended August 31, 2007, the Audit Committee reviewed a report provided by management on the effectiveness of the Company’s internal control over financial reporting.

2.	The Audit Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for fiscal year ended August 31, 2007, those matters required to be discussed by Statement on Auditing Standards No. 61 and PCAOB Auditing Standard No. 2, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

3.	The Audit Committee discussed with PricewaterhouseCoopers LLP its independence and received from PricewaterhouseCoopers LLP a letter concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure helped the Audit Committee in evaluating such independence.

4.	The Audit Committee reviewed and discussed with the Company’s management and PricewaterhouseCoopers LLP, the Company’s audited consolidated balance sheet at August 31, 2007, and consolidated statements of income, cash flows and stockholders’ equity for the fiscal year ended August 31, 2007.

5.	The Audit Committee has reviewed PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm and Management’s Report on Internal Control over Financial Reporting included in the Company’s annual report on Form 10-K.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s financial statements be included in its annual report on Form 10-K for its fiscal year ended August 31, 2007. PricewaterhouseCoopers LLP has been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2008.

Giles H. Bateman (Chairman)

Richard A. Collato

Gary L. Luick

Kenneth E. Olson

Finance Committee

The Finance Committee is comprised of Linda A. Lang (Chairman), John C. Adams, Jr. and Giles H. Bateman. Four meetings of the Finance Committee were held during the last fiscal year. The Finance Committee is appointed by the Board for the primary purpose of assisting the Board in overseeing financial matters of importance to the company, including matters relating to acquisitions, investment policy, capital structure, and dividend policy. The Finance Committee also reviews the Company’s annual and long-term financial strategies and objectives.

Compensation Committee

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Richard A. Collato (Chairman), Peter D. Bewley, Mario L. Crivello, Linda A. Lang and Gary L. Luick, all of whom are independent directors as defined under the Nasdaq Rules. The former Chairman of the Compensation Committee, John C. Adams, Jr., served as Chairman during first quarter of the last fiscal year. All Compensation Committee members meet the governing criteria for independence, including those of The NASDAQ Stock Market and regulations under Section 162(m) of the Internal Revenue Code of 1986 and Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Compensation Committee met four times during the last fiscal year.

COMPENSATION DISCUSSION AND ANALYSIS

WD-40 Company’s Compensation Discussion and Analysis addresses the following topics with respect to Named Executive Officer (“NEO”) compensation processes and decisions:

Governance of Executive Officer Compensation Program

The purpose of The Company’s Board of Directors’ Compensation Committee (the “Committee”) is to assist the Board with compensation- and benefits-related issues related to the Chief Executive Officer (CEO) and the other NEOs referred to in the Summary Compensation Table appearing on page 22 of this proxy statement. The Committee is responsible for establishing the Company’s overall compensation strategy, with support from management and consultants. The Committee also has responsibilities in connection with administration of the Company’s equity compensation plans.

With respect to compensation of the CEO and the other NEOs, the Committee undertakes the following responsibilities:

•

Develop and review employment agreements, salaries, incentive plan participation, severance agreements, change-in-control agreements, equity compensation plan participation and employee benefit plan participation for the CEO and other NEOs.

•	Conduct an annual review of corporate goals and objectives relevant to the CEO’s compensation and evaluate the CEO’s performance in light of those goals and objectives.

•

Recommend to the Board for its approval, the annual compensation package (including base salary, incentive plan participation, equity compensation awards and other benefits) for the CEO, taking into consideration CEO performance, Company performance and CEO compensation levels at comparable companies.

•

Conduct an annual review, with the assistance of the CEO, of corporate goals and objectives relevant to the compensation of the other NEOs, evaluate NEO performance in light of those goals and objectives, and approve the annual compensation package (including base salary, incentive plan participation, equity compensation awards and other benefits) for the NEOs.

•	Provide recommendations to the Board for changes to the Company’s equity compensation plan and other compensation and benefit plans.

•

Administer the Company’s stock option and other equity-based compensation plan, including the grant of awards or recommendation of awards to the Board for final approval as the Board or the relevant plan may authorize.

The Compensation Committee acts according to its Charter, a copy of which can be found on the Officers and Directors page of the Company’s website under the Investor Relations tab — at http://www.wd40.com.

Process for Evaluating Executive Officer Performance and Compensation

In accord with its Charter, the Compensation Committee works with the Company’s Human Resources function in carrying out its responsibilities; the Vice President of Human Resources is management’s liaison with the Committee. During fiscal year 2007, the Committee engaged Compensia, Inc, an independent compensation advisor, to provide advice and information relating to executive compensation. Compensia assisted the Committee in the evaluation of executive base salary, bonus and equity incentive levels. Compensia reports directly to the Committee and provides no additional services for management.

Executive Compensation Philosophy and Framework

Compensation Objectives

The Company’s executive compensation program is designed to achieve four primary objectives:

1.	Attract and retain high-caliber executives.

2.	Align the interests and compensation of executives with the value created for shareholders.

3.	Reinforce a sense of urgency among executives to achieve key Company objectives.

4.	Create a direct, meaningful link between business and team success and individual performance and rewards.

Target Pay Position/Mix of Pay

The Company’s compensation program consists of base salary, annual cash incentives and long-term equity grants. Each of these components is discussed in greater detail below under “Executive Officer Compensation Decisions.” The Compensation Committee has established a target for executive officer cash compensation (base salary and annual performance incentive payout) at the 50th percentile relative to the market (details on the benchmarking process are provided below). Actual cash pay may vary, based on an individual’s performance, length of time within the position, and anticipated contribution. With respect to equity, the Committee has managed stock option grants to an annual utilization or “burn” rate. The “burn” rate represents a percentage of the Company’s total outstanding shares used during the current year for compensation purposes. The Committee allocates stock options to individuals (including a recommendation to the Board for stock options for the CEO) based on the Company’s retention goals, the criticality of the role of each plan participant and the individual’s contribution to the Company’s performance. Fiscal year 2007 stock option grants to the Company’s NEOs (including the CEO) were at roughly the 25th percentile of the market based on the value of such options as determined for financial reporting purposes and as compared to equity grants of companies falling within a broad industry set of companies having revenues comparable to WD-40 Company as further discussed in the next section.

Compensation Benchmarking

For fiscal year 2007 compensation decisions, the Compensation Committee examined the executive compensation practices of a peer group of ten companies to assess the competitiveness of the Company’s executive compensation. Peer group companies were historically selected on the basis of their similarity to the Company in terms of business strategy, market capitalization and revenue.

Given the Company’s position in the market, it is not easily comparable with a meaningfully large set of other companies. In order to account for the diversity of companies in its peer group, and to mitigate the influence of larger companies within the peer set, data from the peer group companies has been regressed to align with the Company’s revenue. In addition to the peer group data, the Committee has used broad industry company data from compensation surveys for a set of companies having revenues more directly comparable to WD-40 Company. This mix of data has been weighted, 85% for the broad industry company data and 15% for the peer group data.

The Committee believes these practices have represented appropriate methods for managing the limited number of comparable companies to WD-40 Company.

The companies used in the peer group analysis for 2007 compensation decisions are comprised of:

• Chattem, Inc. • Church & Dwight Co, Inc. • Colgate-Palmolive Company • Oil-Dri Corporation of America	• Prestige Brands Holdings, Inc. • Quaker Chemical Corporation • Ronson Corporation • Scott’s Liquid Gold-Inc.	• The Black & Decker Corporation • The Clorox Company

For 2008 compensation decisions, a new peer group has been selected. Due to the small size of the former peer group and reliance on compensation survey data for broader industry companies, the Committee decided to refine its process to use data derived solely from a broader list of U.S. headquartered companies having revenues reasonably comparable to WD-40 Company and doing business in the specialty chemical industry or within specific consumer products categories. Twenty-one companies meeting these criteria have been selected to serve as the peer group for 2008 compensation decisions. Three of the companies from the former peer group, Chattem, Inc., Prestige Brands Holdings, Inc. and Quaker Chemical Corporation are included in the new peer group. The new peer group is comprised of the following companies:

• American Pacific Corporation • American Vanguard Corporation • Bare Escentuals, Inc. • Cambrex Corporation • Chattem Inc. • Gaiam, Inc. • Hawkins, Inc.	• Inter Parfums, Inc. • Katy Industries, Inc. • Mannatech, Inc. • Medicis Pharmaceutical Corporation • National Presto Industries Inc. • Nutraceutical International Corporation

•     Pacific Ethanol, Inc.

•     Park Electrochemical Corp.

•     Parlux Fragrances, Inc.

•     Penford Corporation

•     PetMed Express, Inc.

•     Prestige Brands Holdings, Inc.

•     Quaker Chemical Corporation

•     USANA Health Sciences, Inc.

Executive Officer Compensation Decisions

Base Salary: Process

Base salaries for all NEOs are effective at the beginning of each fiscal year. The Compensation Committee approves salaries and other compensation components for all NEOs except the CEO, whose compensation is approved by the Board in October based upon the recommendation of the Committee. Position scope and complexity as well as external market factors are used to determine base salary ranges. Salary increases, if any, are based on individual performance, position, current pay relative to the market, and future anticipated contribution.

Base Salary: Fiscal Year 2007

The CEO presented his recommendations for other NEO base salary increases to the Committee in October 2006. After reviewing the CEO’s recommendations, the Committee approved salaries for the other NEOs that represented a 6.55% average increase over fiscal year 2006 base salary levels. In October 2006, the Board reviewed the Committee’s recommendation for the CEO’s base salary, and approved a 5.0% increase to $535,000, which was between the 50th and 65th percentile of the market. Mr. Freeman’s base salary adjustment included a 6.18% increase based on performance and a 3.66% rate adjustment to bring his salary into alignment with market norms based upon his management position as Division President for the Americas. These salary increases for fiscal year 2007 were otherwise considered by the Compensation Committee and the Board to be appropriate in light of market conditions as evidenced by the data analysis described in the “Compensation Benchmarking” section above and the substantial achievement of individual performance goals by each of the NEOs as well as their individual contributions to overall Company performance.

Salary increase actions for fiscal year 2007 for the Company’s NEOs were as follows:

Executive Officer	Title	Base Salary		Percent Increase
Garry O. Ridge	Chief Executive Officer	$535,000		5.0%
Michael J. Irwin	Executive Vice President and Chief Financial Officer	$266,500		6.2%
Graham P. Milner	Executive Vice President, Global Development, Chief Branding Officer	$238,700		5.1%
Michael L. Freeman	Division President, the Americas	$266,500		9.8%
William B. Noble	Managing Director, Europe	$321,200	[1]	5.1%

[1]	Mr. Noble’s base salary for 2007 was converted to dollars based on an average annual exchange rate for fiscal year 2006 of $1.8685 per pound.

Performance Incentive Bonus

The Company uses its Performance Incentive program to tie NEO compensation to the Company’s financial performance. Incentive awards are based on corporate performance measures, including (i) the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) computed on a consolidated basis (referred to herein as the Company’s “global EBITDA”); (ii) EBITDA computed for relevant financial reporting segments; (iii) the Company’s gross margin determined on a consolidated basis; and (iv) with respect to the compensation of the CEO and CFO, a measure of return on invested capital (“ROIC”). The manner in which the Company calculates ROIC is provided in the Company’s press release with respect to the announcement of its annual earnings which, for fiscal year 2007, was filed on October 17, 2007 as Exhibit 99.1 to its report on Form 8-K. The selection of the performance measures applicable to each NEO is based upon the executive officer’s job classification. The same Performance Incentive program formulas are used for establishing bonus compensation for all employees of the Company and the formulas for some employees include the use of other performance measures relevant to their job classifications.

Depending upon performance results, the Performance Incentive bonus can range from 0–100% of base salary for the Chief Executive Officer and from 0–60% of base salaries for the other NEOs. The maximum bonus for each NEO is referred to herein as their “annual opportunity”. Maximum incentive bonus payouts require both achievement of specified individual performance targets and Company performance that exceeds the relevant target for global EBITDA as described below.

At the beginning of each fiscal year, the Board approves specific performance targets for the upcoming year, along with associated weightings and an objective formula for calculation of the Performance Incentive award for all NEOs. In October of the following year, and before payment, the Committee reviews the Company’s financial results and confirms calculation of the Incentive Performance awards for each of the executive officers. No discretion is exercised by the Committee or the Board in confirming the incentive award payouts to any of the NEOs.

In October 2006, the Board approved specific performance targets, including the target levels of EBITDA, gross margin and ROIC. There were no changes from the prior year Performance Incentive program in the weightings or formulas to be applied in calculating the incentive award payouts for any of the NEOs for fiscal year 2007. Based on the Company’s performance for fiscal year 2007, the Committee approved the calculation of NEO incentive award payouts as noted in the table below. Incentive award payouts averaged 45.9% of annual opportunity for the NEOs as a group.

Achievement of the target levels for EBITDA (on a consolidated basis and for the relevant reporting segments), for gross margin and for ROIC are intended to be attainable through the concerted efforts of all management teams working in their own regions and areas of responsibility and for the Company as a whole. Use of the same Performance Incentive program and targets for EBITDA and other performance measures for all employees over many years has served to focus the entire company on steady growth of quality earnings. No incentive award payouts were earned by NEOs other than Mr. Noble in fiscal year 2004 and award payouts averaging 17.2% and 63.6% of annual opportunity were earned by the NEOs in fiscal years 2005 and 2006, respectively.

Subject to payouts that are tied to performance targets other than global EBITDA, if the threshold target for global EBITDA has been achieved, additional bonus payouts up to the maximum annual opportunity can be earned for increases in global EBITDA beyond the specified threshold target for the year. For fiscal year 2007, maximum incentive award payouts would have been possible if global EBITDA had been approximately $60.3 million before payout of awards based on global EBITDA. Actual global EBITDA for 2007 was $52.3 million before payout of awards based on global EBITDA.

The target and maximum payout amounts for each of the NEOs for the 2007 Performance Incentive program are provided in the Grants of Plan-Based Awards table on page 23 of this proxy statement. On October 16, 2007, the Board approved payment of the following incentive bonus amounts for fiscal year 2007 performance:

Executive Officer	Title	FY2007 Annual Incentive Opportunity (As % of Base Salary)	FY2007 Actual Bonus as a Percent of Opportunity	FY2007 Bonus Paid
Garry O. Ridge	Chief Executive Officer	100%	53.5%	$286,634
Michael J. Irwin	Executive Vice President and Chief Financial Officer	60%	53.5%	$85,520
Graham P. Milner	Executive Vice President, Global Development, Chief Branding Officer	60%	34.5%	$49,383
Michael L. Freeman	Division President, the Americas	60%	32.5%	$52,020
William B. Noble[1]	Managing Director, Europe	60%	50.9%	$106,830

[1]	Mr. Noble’s bonus has been converted to dollars at the Company’s financial reporting exchange rate for August 2007 of $2.0364 per pound.

Also on October 16, 2007, the Board approved the Performance Incentive program for fiscal year 2008, including the specific EBITDA, gross margin and ROIC target amounts. There were no changes in the weightings or formulas to be applied in calculating the incentive award payouts for any Company employees, including the NEOs, for 2008.

Equity Compensation

Equity compensation is a critical component of the Company’s efforts to attract and retain executives and key employees, encourage employee ownership in the Company, link pay with performance and align the interests of executive officers with those of stockholders. The Company provides NEOs with an economic interest in the long-term appreciation of the Company’s common stock though the annual grant of stock options. Stock options provide value only if the Company’s stock price increases (which benefits all stockholders), and only if the executive remains with the Company until options vest.

The Board recognizes the potentially dilutive impact of stock options. The Company designs its option grant practices to balance the impact of dilution and the Company’s need to remain competitive by recruiting, retaining and providing incentives for high-performing employees. The Board takes the following steps to maintain this balance:

•

The Company’s aggregate stock granting practices are conservative, particularly with respect to options awarded to the NEOs; the Committee seeks to manage to an annual gross burn rate for stock options awarded to all participating employees that does not exceed 2% of the Company’s outstanding shares. The actual burn rate over the past three years has been approximately 1.6%.

•

Equity grants to individual executive officers are generally based on Company/individual performance in the preceding year, as well as on the expected future contribution and long-term retention goals for the executive officer.

In October 2006, the Board approved stock options granted to the NEOs as set forth in the Grants of Plan-Based Awards table on page 23 of this proxy statement.

Benefits and Perquisites

As is the case with most Company employees, the Company’s NEO’s are provided with standard health and welfare benefits, as well as the opportunity to participate in a 401(k) profit sharing plan. The 401(k) plan serves to provide Company employees, including the NEOs with tax-advantaged retirement savings as an additional component of overall compensation. The Company’s contributions to the Plan may be invested by employees in a Company Stock Fund invested in shares of the Company’s common stock.

The Company maintains individual Supplemental Death Benefit Plan agreements with each of the NEOs other than Mr. Noble who has an equivalent life insurance benefit under his local U.K. compensation package. The Company also maintains individual Supplemental Retirement Benefit Plan agreements with each of the NEOs. The terms of these plan agreements and the specific benefits provided to each of the NEOs are set forth in the narrative description of benefits included with the Summary Compensation Table and the Supplemental Retirement Benefits table on pages 22 and 26, respectively, of this proxy statement. Since the Supplemental Retirement Benefit Plan agreements only provide a benefit to the NEO if he continues in the employment of the Company until age 65, the Committee is presently reviewing the terms and conditions of the agreements to determine whether alternative forms of long term compensation would provide a greater mutual benefit to the Company and the NEOs. The existing agreement benefits are funded by permanent life insurance policies owned by the Company that also serve to fund the Supplemental Death Benefit Plans.

The Company also provides cars to its executives and private health insurance for Mr. Noble in excess of coverage available to other Company employees in the U.K. The costs associated with the benefits and perquisites provided to the NEOs are included in the Summary Compensation Table included on page 22 of this proxy statement and they are separately identified in the narrative description of such benefits included with the Summary Compensation Table.

The Compensation Committee considers the cost of the foregoing benefits and perquisites in connection with its recommendations to the Board for approval of the CEO’s compensation package and in connection with approval of the total compensation for each of the other NEOs. All of such costs are considered appropriate in support of the Compensation Committee’s objective of attracting and retaining high quality executives, because they are common forms of compensation for senior executives and are expected by such executives when they consider competing compensation packages.

Post-Employment Obligations

In February 2006, the Company entered into change of control severance agreements with the Company’s NEOs. The specific terms of the agreements are described in detail on page 26 of this proxy statement. The agreements were entered into with the NEOs and other executive officers of the Company after extensive review by the Committee and the Board and negotiation with the officers to replace previously existing employment agreements. Consideration was given to possible inclusion of severance compensation to be paid to the officers in the event of their termination of employment without cause (or for good reason) without regard to the existence of a change of control of the Company. No such provisions were included and severance compensation is payable only following a termination of employment without “cause” or for “good reason” within 2 years following a “change of control” of the Company (as the quoted terms are defined in the severance agreements.)

The Committee believes that the change of control severance agreements help ensure the best interests of stockholders by fostering continuous employment of key management personnel. As is the case in many public companies, the possibility of an unsolicited change of control exists. The uncertainty among management that can arise from a possible change of control can result in the untimely departure or distraction of key employees. Reasonable change of control severance agreements reinforce continued attention and dedication of executives to their assigned duties and support the Compensation Committee’s objective of retaining high quality executives.

Overall Reasonableness of Compensation

The Committee believes that the Company is achieving its compensation objectives and in particular, rewards executive officers for driving operational success and stockholder value creation. Based on reviews of tally sheets and a pay-for-performance analysis, and in light of the Company’s compensation objectives, the Compensation Committee and the Board believe that the pay mix and target pay position relative to market for each of the NEOs are reasonable and appropriate.

Fiscal Year 2008 Compensation Decisions

In October 2007, the Committee considered data derived from the new peer group adopted for use by the Committee (as described in the Compensation Benchmarking section above), as well as company and individual performance and the CEO’s recommendations for other NEO compensation decisions. Based on the Committee’s analysis and review of these considerations, the Committee and the Board approved the following base salary, target incentive award payout and stock option grants for the NEOs:

Executive Officer	Title	FY2008 Base Salary	Base Salary Increase	FY2008 Incentive Bonus Target[1]	FY2008 Stock Option Grant[2]	Grant Date Fair Value of Stock Options[3]
Garry O. Ridge	Chief Executive Officer	$556,400	4.0%	$278,200	60,000	$475,800
Michael J. Irwin	Executive Vice President and Chief Financial Officer	$278,493	4.5%	$83,548	17,600	$139,568
Graham P. Milner	Executive Vice President, Global Development, Chief Branding Officer	$249,442	4.5%	$74,833	12,700	$100,711
Michael L. Freeman	Division President, the Americas	$274,500	3.0%	$82,350	12,700	$100,711
William B. Noble[4]	Managing Director, Europe	$355,510	5.5%	$106,653	20,000	$158,600

[1]

The Incentive Bonus Target amounts represent that portion of each NEO’s annual bonus opportunity that is based on relative attainment of the specifically identified targets for performance measures determined under the Company’s Performance Incentive program as described in the Performance Incentive Bonus section above.

[2]

Each stock option has an exercise price of $36.03, the closing price of the Company’s shares on October 16, 2007. All of the stock options are non-qualified stock options vesting over a period of 3 years. Options to acquire 34% of the total shares subject to each stock option are exercisable on October 16, 2008 and options to acquire 33% of the total shares subject to each stock option are exercisable on October 16, 2009 and October 16, 2010.

[3]

The Grant Date Fair Value of $7.93 per share has been determined as of the October 16, 2007 grant date using the Black-Scholes Option Valuation model. The following assumptions were used in determining the value: (i) a dividend yield of 2.78%; (ii) expected volatility of 0.2517; (iii) a 5-year risk free interest rate of 4.34%; and (iv) an expected option term/life of 5 years.

[4]	Mr. Noble’s fiscal year 2008 base salary and incentive bonus target amounts are converted from pounds sterling at an average annual exchange rate for fiscal year 2007 of $1.9603 per pound.

Other Considerations

Equity Grant Practices

The Company’s practice is to approve annual stock option grants at the October meeting of the Board. The Committee reviews the CEO’s recommendation for stock option grants for all participating employees, including the other NEOs and the Committee recommends a proposal to the Board for the grant of stock options to all employees, including a proposal for the grant of stock options to the CEO. The grant price is set at the closing price for the Company’s shares on the day of the Board meeting. The approved pool of stock options granted to all employees was 267,500 shares for fiscal year 2007, and 337,340 shares for fiscal year 2008.

Rule 10b5-1 Trading Plans and Insider Trading Guidelines

The Company maintains insider trading guidelines, including transaction pre-approval requirements, applicable to officers and directors required to report under Section 16 of the Exchange Act as well as certain other

Rule 10b5-1 Trading Plans and Insider Trading Guidelines

The Company maintains insider trading guidelines, including transaction pre-approval requirements, applicable to officers and directors required to report under Section 16 of the Exchange Act as well as certain other employees who can be expected to have access to material non-public information concerning the Company. The Company’s insider trading guidelines also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To avoid the potential for abuse, the Company’s policy with respect to such trading plans is that once adopted, trading plans are not subject to change or cancellation. Any such change or cancellation of an approved trading plan by an officer, director or employee covered by the Company’s insider trading guidelines in violation thereof will result in the Company’s refusal to approve future trading plan requests for that person.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) limits the deductibility of compensation payable in any year to the CEO and the four most highly compensated other executive officers. Section 162(m) of the Code generally provides that publicly-held companies cannot deduct compensation paid to its most highly paid executive officers to the extent that such compensation exceeds $1 million per officer. Compensation that is “performance-based” within the meaning of the Code does not count toward the $1 million limit.

While the Compensation Committee attempts to maximize the deductibility of compensation paid to the CEO and the other four most highly compensated executive officers, the Committee retains the flexibility necessary to provide total compensation in line with competitive practice, the Company’s compensation philosophy, and the interests of stockholders. Therefore, the Company may from time-to-time pay compensation to its executive officers that may not be deductible under Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of WD-40 Company’s Board of Directors has reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this proxy statement and the Company’s annual report on Form 10-K for the year ended August 31, 2007 and, based upon that review and discussion, recommended to the board that it be so included.

Compensation Committee

Richard A. Collato, Chair

Peter D. Bewley

Mario L. Crivello

Linda A. Lang

Gary L. Luick

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s stock, to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the last fiscal year and written representations that no other reports were required, all Section 16(a) requirements were complied with by all persons required to report with respect to the Company’s stock during the last fiscal year with the exception of late reports on Form 4 filed in October, 2006 to report the grant of stock options on October 17, 2006 to each reporting officer of the Company (Garry O. Ridge, Michael J. Irwin, Graham P. Milner, Michael L. Freeman, William B. Noble, Geoffrey J. Holdsworth and Jay Rembolt) and one late report on Form 4 filed by William B. Noble to report the cashless exercise of stock options on August 9, 2007 and the exercise of a stock option on August 10, 2007. Mr. Noble’s option transactions were executed pursuant to a trading plan adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act.

EXECUTIVE COMPENSATION

None of the Company’s executive officers have employment agreements or other arrangement, whether written or unwritten, providing for a term of employment or compensation for services rendered other than under specific plans or programs described herein.

The executive officers receive a base salary amount established by the Compensation Committee of the Board or by the Board at the beginning of each fiscal year. In addition, each employee of the Company, including the executive officers, receives bonus compensation under a Performance Incentive program established at the beginning of each fiscal year by the Company and, for the executive officers, by the Compensation Committee or by the Board. For the executive officers, a formula for such bonus compensation is established by the Compensation Committee or by the Board for computation of the bonus after the conclusion of the fiscal year based on the attainment of certain financial targets, including (i) the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) computed on a consolidated basis (referred to herein as the Company’s “global EBITDA”); (ii) EBITDA computed for relevant financial reporting segments; (iii) the Company’s gross margin determined on a consolidated basis; and (iv) with respect to the compensation of the CEO and CFO, a measure of return on invested capital (“ROIC”). Information regarding the target and maximum potential bonus compensation payable under the Performance Incentive program for fiscal year 2007 is provided in the Grants of Stock-Based Awards table on page 23 of this proxy statement and the actual payouts under the program for fiscal year 2007 and further details regarding the Performance Incentive program are provided in the Compensation Discussion and Analysis section of this proxy statement.

The following table shows information for the three (3) fiscal years ended August 31, 2007 concerning the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three most highly compensated executive officers other than the CEO and CFO (collectively, the “Named Executive Officers” or “NEOs”).

Summary Compensation Table

Name and Principal Position	Year		Salary	Option Awards[1]	Non-Equity Incentive Plan Compensation[2]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3]	All Other Compensation[4]	Total
Garry O. Ridge	2007		$535,500	$158,124	$286,634	$70,032	$55,491	$1,105,781
President and Chief	2006		510,000	150,600	319,400	30,151	52,024	1,062,175
Executive Officer	2005		484,000	167,495	93,000	18,924	50,635	814,054

Michael J. Irwin	2007		$266,500	$62,630	$85,520	$33,248	$54,669	$502,567
Executive Vice President	2006		251,000	63,650	94,300	11,558	54,576	475,084
and Chief Financial Officer	2005		239,000	65,693	27,500	14,370	49,521	396,084

Graham P. Milner	2007		$238,700	$60,264	$49,383	$33,147	$53,035	$434,529
Executive Vice President,	2006		227,100	61,282	87,700	12,998	52,142	441,222
Global Development and	2005		216,200	63,720	20,000	16,162	50,001	366,083
Chief Branding Officer

Michael L. Freeman	2007		$266,500	$53,164	$52,020	$57,822	$52,911	$482,417
Division President, the	2006		242,600	54,182	93,700	17,576	53,136	461,194
Americas	2005		228,900	57,804	20,600	9,667	51,244	368,215

William B. Noble	2007	[5]	$334,900	$64,997	$106,830	$80,704	$92,154	$679,585
Managing Director Europe	2006	[6]	307,000	66,016	118,200	29,408	72,573	593,197
WD-40 Company (UK) Ltd.	2005	[7]	288,700	67,665	29,700	62,208	78,803	527,076

[1]

Option Awards are reported as the dollar amount recognized for financial statement reporting purposes for each fiscal year (including proforma reporting for fiscal year 2005) in accordance with FAS 123R. The assumptions made for purposes of such valuations are set forth in Note 10, Stock Based Compensation, to the Company’s financial statements included in the Company’s annual report on Form 10-K filed on October 25, 2007, which assumptions are incorporated herein by this reference.

[2]

Amounts reported as Non-Equity Incentive Plan Compensation represent incentive bonus payouts under the Company’s Performance Incentive program as described in the narrative preceding the Summary Compensation Table and in the Compensation Discussion and Analysis section of this proxy statement. Threshold, target and maximum payouts for each of the NEOs for fiscal year 2007 are set forth in the Grants of Plan-Based Awards table on page 23 of this proxy statement.

[3]

Amounts reported as Change in Pension Value and Nonqualified Deferred Compensation Earnings represent the fiscal year-to-year change in the actuarial present value of the Company’s liability with respect to Supplemental Retirement Benefit Plan agreements entered into between the Company and each NEO as more fully discussed on page 25 of this proxy statement. Such actuarial present values were determined using a weighted-average discount rate of 6.5% and a weighted-average rate of compensation increase of 4%. No adjustment to the calculations has been included to account for the probability that no payment obligation will be incurred unless the NEO continues employment with the Company until retirement after reaching age 65.

[4]

All Other Compensation for each of the NEOs includes, among other nominal cost benefits, employer profit sharing and matching contributions to the Company’s 401(k) Profit Sharing Plan for each NEO other than Mr. Noble and a U.K. retirement benefit for Mr. Noble and vehicle allowance costs which include lease or depreciation expense, fuel, maintenance and insurance costs. For fiscal year 2007, the profit sharing and matching contributions for each of the NEOs other than Mr. Noble was $37,222 and Mr. Noble’s retirement benefit cost was $69,154. The vehicle allowance costs for each NEO for fiscal year 2007 were as follows: Mr. Ridge — $17,328; Mr. Irwin — $16,890; Mr. Milner — $15,115; Mr. Freeman — $14,927; and Mr. Noble — $19,844.

[5]

Mr. Noble’s Salary, Non-Equity Incentive Plan Compensation and All Other Compensation have been converted from pounds sterling at an average annual exchange rate for fiscal year 2007 of $1.9603 per pound.

[6]

Mr. Noble’s Salary, Non-Equity Incentive Plan Compensation and All Other Compensation have been converted from pounds sterling at an average annual exchange rate for fiscal year 2006 of $1.8685 per pound.

[7]

Mr. Noble’s Salary, Non-Equity Incentive Plan Compensation and All Other Compensation have been converted from pounds sterling at an average annual exchange rate for fiscal year 2005 of $1.80 per pound.

In addition to base salary and the Performance Incentive bonus, for fiscal year 2007 the executive officers received stock options to acquire shares of the Company’s common stock. Information concerning the award of stock options to the executive officers is provided in the Grants of Stock-Based Awards table below. The table also contains information with respect to the Performance Incentive bonus payouts awarded for fiscal year 2007 as described in the narrative preceding the Summary Compensation Table above. Stock options granted to the NEOs in fiscal year 2007 may be exercised for cash or in lieu of cash, an option holder may tender shares of the Company’s common stock previously held by the option holder. In permitting the exchange of stock upon exercise of options, the 1990 Incentive Stock Option Plan restricts the exercise of options with previously owned stock to shares held for a minimum of six months.

The following table provides threshold, target and maximum payout information relating to the Company’s fiscal year 2007 Performance Incentive program and information relating to the awards of stock options for the Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS

Fiscal Year 2007

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[2] ($)
		Threshold ($)	Target ($)	Maximum ($)
Garry O. Ridge	10/17/06	$1	$267,750	$535,500	35,000	[3]	$35.99	$270,550
Michael J. Irwin	10/17/06	$1	$79,950	$159,900	10,000	[4]	$35.99	$77,300
Graham P. Milner	10/17/06	$1	$71,610	$143,220	10,000	[4]	$35.99	$77,300
Michael L. Freeman	10/17/06	$1	$79,950	$159,900	10,000	[4]	$35.99	$77,300
William B. Noble	10/17/06	$1	$100,470	$200,940	10,000	[4]	$35.99	$77,300

[1]

The Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent Threshold, Target and Maximum payouts under the Company’s Performance Incentive program for bonuses payable for fiscal year 2007 performance. The Target amount represents that portion of the bonus opportunity for each NEO that is based on relative attainment of identified performance goals (as more fully discussed in the Compensation Discussion and Analysis section of this proxy statement.) The Maximum amount represents the bonus opportunity for each NEO that assumes receipt of the full Target amount by such NEO and attainment by the Company of a level of earnings before interest, taxes, depreciation and amortization computed on a consolidated basis sufficient to maximize such payouts under the Performance Incentive program formula applicable to all employees.

[2]

The grant date fair value of $7.73 per share for all options has been determined as of the grant date of October 17, 2006 using the Black-Scholes Option Valuation model. The following assumptions were used in determining the value: (i) a dividend yield of 2.78%; (ii) expected volatility of 0.2389; (iii) a 4.82-year risk free interest rate of 4.73%; and (iv) an expected option term/life of 4.82 years.

[3]

Mr. Ridge’s options are non-qualified stock options with the right to acquire 11,900 shares exercisable on October 17, 2007; the right to acquire 11550 shares exercisable on October 17, 2008; and the right to acquire 11550 shares exercisable on October 17, 2009.

[4]

Options awarded to Mr. Irwin, Mr. Milner, Mr. Freeman and Mr. Noble are non qualified stock options with the right to acquire 3,400 shares exercisable on October 17, 2007; the right to acquire 3,300 shares exercisable on October 17, 2008; and the right to acquire 3,300 shares exercisable on October 17, 2009.

The following table provides detailed information concerning the unexercised stock options held as of the end of the last fiscal year by each of the Named Executive Officers.

OUTSTANDING EQUITY AWARDS

At 2007 Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Garry O. Ridge	5,319	0	$23.50	9/28/09
	37,600	0	20.813	9/26/10
	30,000	0	27.56	9/24/12
	30,000	0	29.30	9/23/13
	8,040	3,960	27.67	10/19/14
	8,160	15,840	27.27	10/18/15
	0	35,000	35.99	10/17/16

	119,119	54,800

Michael J. Irwin	120	0	$23.50	9/28/09
	10,000	0	20.75	9/25/11
	10,000	0	27.56	9/24/12
	10,000	0	29.30	9/23/13
	6,030	2,970	27.67	10/19/14
	3,060	5,940	27.27	10/18/15
	0	10,000	35.99	10/17/16

	39,210	18,910

Graham P. Milner	6,000	0	$23.063	09/29/08
	10,000	0	23.50	9/28/09
	17,200	0	20.813	9/26/10
	10,000	0	20.75	9/25/11
	10,000	0	27.56	9/24/12
	10,000	0	29.30	9/23/13
	5,360	2,640	27.67	10/19/14
	3,060	5,940	27.27	10/18/15
	0	10,000	35.99	10/17/16

	71,620	18,580

Michael L. Freeman	10,000	0	$20.75	9/25/11
	10,000	0	27.56	9/24/12
	10,000	0	29.30	9/23/13
	3,350	1,650	27.67	10/19/14
	3,060	5,940	27.27	10/18/15
	0	10,000	35.99	10/17/16

	36,410	17,590

William B. Noble	5,000	0	$23.50	9/28/09
	5,000	0	20.81	9/26/10
	100	0	20.75	9/25/11
	6,600	0	27.56	9/24/12
	10,000	0	29.30	9/23/13
	6,700	3,300	27.67	10/19/14
	3,060	5,940	27.27	10/18/15
	0	10,000	35.99	10/17/16

	36,460	19,240

The following table sets forth the number of shares acquired on exercise of stock options in the Company’s last fiscal year and the aggregate dollar value realized on exercise of such stock options for the Named Executive Officers.

OPTION EXERCISES AND STOCK VESTED

Fiscal Year 2007

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)
Garry O. Ridge	33,081	$301,914
Michael J. Irwin	36,784	$497,163
Graham P. Milner	6,000	$26,641
Michael L. Freeman	22,000	$210,926
William B. Noble	24,400	$235,145

[1]

The Value Realized on Exercise is calculated by subtracting the aggregate exercise price for the shares acquired upon exercise of the options from the fair market value price of such shares as of the date of exercise. The fair market value price of each share at exercise is the actual trade price for the share if sold in a cashless exercise transaction, otherwise it is the closing price for the Company’s shares as of the date of exercise.

Supplemental Death and Retirement Benefit Plans

The Company maintains Supplemental Death Benefit Plans for certain key employees. Under the Death Benefit Plan agreements, a participating employee’s designated beneficiary or the employee’s estate will receive a death benefit equal to the employee’s then current base salary in the event of death prior to retirement from the Company. No death benefit is payable if retirement benefits become due upon the employee’s retirement under the Supplemental Retirement Benefit Plan agreement described below.

The Company also maintains Supplemental Retirement Benefit Plans for certain key employees. Under the Retirement Benefit Plan agreements, participating employees will receive retirement benefits in the event of the participant’s retirement on or after a designated retirement date. The annual retirement benefit for participating employees will be equal to twenty-five percent (25%) of the employee’s then current base salary, payable in quarterly installments over a period of fifteen years.

All benefits under the plans will be subject to payroll taxes and required withholding for state and federal income taxes as deferred compensation. The benefits are not formally funded but the Company has purchased key man life insurance polices owned by the Company to cover its benefit obligations. The Board of Directors determines which key employees will participate in the plans and the amount of benefits payable for each participant. Non-employee directors do not participate in the plans.

Based upon current 2008 base salaries, the death benefits and annual retirement benefits to be provided under the plans to the Named Executive Officers are set forth in the following table. The retirement benefit will not be payable unless the executive officer retires with the Company on or after reaching the specified retirement age. In such event, the actual amount of the annual benefit will be dependent upon the executive’s then current annual salary.

Name	Death Benefit	Annual Retirement Benefit	Retirement Age
Garry O. Ridge	$556,400	$139,100	65
Michael J. Irwin	$278,493	$69,623	65
Graham P. Milner	$249,442	$62,360	65
Michael L. Freeman	$274,500	$68,625	65
William B. Noble	—	$88,877	65

The following table provides certain actuarial values for the accumulated benefit pertaining to each of the Supplemental Retirement Benefit Plan agreements with the executive officers named in the Summary Compensation Table above. The actuarial values do not account for the probability that the executive officer may not continue in employment with the Company to the specified retirement age, but rather, such calculations assume that the executive officer will receive the benefits of the agreement and that the executive officer will receive future salary increases. As such, years of credited service with the Company is not a relevant consideration. No benefit is payable to the executive officers unless they reach the specified retirement age while employed by the Company.

SUPPLEMENTAL RETIREMENT BENEFITS

At 2007 Fiscal Year End

Name	Present Value of Accumulated Benefit[1] ($)
Garry O. Ridge	$906,336
Michael J. Irwin	$381,956
Graham P. Milner	$425,338
Michael L. Freeman	$487,254
William B. Noble	$548,028

[1]

The Present Value of Accumulated Benefit for each NEO represents the actuarial present value of the obligation of the Company with respect to the Supplemental Retirement Benefit Plan agreements described in the narrative on page 25 of this proxy statement. The actuarial present values as of the fiscal year end were determined using a weighted-average discount rate of 6.5% and a weighted-average rate of compensation increase of 4%. No adjustment to the calculations has been included to account for the probability that no payment obligation will be incurred unless the NEO continues employment with the Company until retirement after reaching age 65.

Change of Control Severance Agreements

On February 14, 2006, the Company terminated pre-existing employment agreements with the Named Executive Officers. Each executive officer serves in office at the pleasure of the Board of Directors. On February 14, 2006, the Company entered into Change of Control Severance Agreements (“Severance Agreements”) with each of the Named Executive Officers and with one additional executive officer. The new Severance Agreements provide that each executive officer will receive certain severance benefits if he is terminated without “Cause” or resigns for “Good Reason”, as those terms are defined in the Severance Agreements, within two years after a “Change of Control” as defined in the Severance Agreements and summarized below. If the executive officer’s employment is terminated during the aforementioned two-year period by the Company without Cause or by the executive officer for Good Reason, the executive officer will be entitled to a lump sum payment (subject to limits provided by reference to Section 280G of the Internal Revenue Code which limits the deductibility of certain payments to executives upon a change in control) of twice the executive officer’s salary, calculated based on the greater of the executive officer’s then current annual salary or a 5-year average, plus twice the executive officer’s bonus compensation, calculated based on the greater of the most recent annual bonus compensation or a 5-year average. Further, any of the executive officer’s stock options and other equity incentive benefits that are not then fully vested will be accelerated and vested in full following such termination of employment within such two-year period and the executive officer will be entitled to continuation of health and welfare benefits under the Company’s then existing benefit plans or equivalent benefits. No employment rights or benefits other than the change of control severance benefits are provided by the Severance Agreements.

For purposes of the Severance Agreements and subject to the express provisions and limitations contained therein, Change of Control means a transaction or series of transactions by which a person or persons acting together acquire more than 30% of the Company’s outstanding shares; a change in a majority of the incumbent members of the Company’s board of directors as specified in the Severance Agreements, a reorganization, merger or consolidation as specified in the Severance Agreements or a sale of substantially all of the assets or complete liquidation of the Company. As specified more particularly in the Severance Agreements, Change of

Control does not include a reorganization, merger or consolidation or a sale or liquidation where a majority of incumbent members of the board of directors continue in office and more than 60% of the Company’s pre-transaction stockholders continue to maintain control of the resulting or successor company.

The Severance Agreements have a term of two years, subject to automatic renewal for successive two year periods unless notice of non-renewal is provided by the Company’s board of directors not less than six months prior to the end of the current term. The term of the Severance Agreements will be automatically extended for a term of two years following any Change of Control.

The following table sets forth amounts payable to each of the NEOs pursuant to their respective Severance Agreements on the assumption that each NEO is terminated without Cause or otherwise for Good Reason effective as of the end of the Company’s fiscal year 2007 following a Change of Control as provided for in the Severance Agreements.

Name	Severance Pay and Welfare Benefits[1]	Accelerated Vesting of Stock Options[2]
Garry O. Ridge	$1,720,677	$146,916
Michael J. Irwin	$750,621	$65,637
Graham P. Milner	$672,550	$63,294
Michael L. Freeman	$749,421	$56,265
William B. Noble	$911,972	$67,980

[1]

For each NEO, Severance Pay and Welfare Benefits includes 2 times the reported fiscal year 2007 Salary and 2 times the reported fiscal year 2006 Non-Equity Plan Compensation from the Summary Compensation Table above plus an estimate of the Company’s cost to provide 2 years of continuation coverage under the Company’s welfare and benefit plans. The estimated 2 year cost for such continuation coverage is $10,877 for Mr. Ridge; $29,021 for Mr. Irwin and Mr. Freeman; $19,750 for Mr. Milner; and $5,772 for Mr. Noble.

[2]

The value provided for accelerated vesting of stock options equals the value of the in-the-money unexercisable stock options for each NEO as reported in the Equity Awards Outstanding at Fiscal Year End table above equal to the difference between the closing price for the Company’s common stock as of August 31, 2007, $34.77, and the exercise price for each option.

ITEM NO. 2

APPROVAL OF

THE WD-40 COMPANY

2007 STOCK INCENTIVE PLAN

The Board of Directors has adopted the 2007 Stock Incentive Plan (the “2007 Plan”), subject to stockholder approval at the Annual Meeting. If stockholders approve the 2007 Plan, the 2007 Plan will become effective on December 11, 2007 and will terminate on December 10, 2017. If the 2007 Plan is approved, the Company’s 1990 Incentive Stock Option Plan (the “1990 Option Plan”) and the 1999 Non-Employee Director Restricted Stock Plan (the “Director Stock Plan”) will each terminate on December 11, 2007, though such termination will not impact awards previously granted under the 1990 Option Plan or the Director Stock Plan.

2007 Plan Summary

The following is a summary of the principal features of the 2007 Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2007 Plan, a copy of which is attached to this proxy statement as Appendix A. Capitalized terms used but not defined herein shall have the meanings set forth in the 2007 Plan.

The purposes of the 2007 Plan are to attract and retain the best caliber personnel available for positions of substantial responsibility, to provide additional incentive to employees, directors or consultants of the Company or its subsidiaries (collectively, the “Participants”) and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the goals of the Participants in the 2007 Plan to those of the Company’s stockholders. The 2007 Plan permits the grant of the following types of incentive awards: (1) Options (qualified and non-qualified), (2) Stock Appreciation Rights (“SARs”), (3) Restricted Stock, (4) Restricted Stock Units (“RSUs”), (5) Performance Shares, (6) Performance Units and (7) Other Stock-Based Awards.

The number of shares of the Company’s common stock (“Shares”) initially reserved for issuance under the 2007 Plan is 2,250,000 Shares, plus any shares available under the 1990 Option Plan and the Director Stock Plan (the “Prior Plans”).

The following table provides information regarding shares of the Company’s common stock authorized for issuance under the Prior Plans as of August 31, 2007.

Equity Compensation Plan Information

	Securities to be issued upon Exercise of Outstanding Options, Warrants & Rights (#)	Weighted Average Exercise Price Of Outstanding Options Warrants & Rights ($)	Securities Remaining Available For Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plans Approved by Security Holders	1,238,574	$28.91	1,037,160
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A

Total	1,238,574	$28.91	1,037,160

As of August 31, 2007 there were 1,022,638 Shares and 14,976 Shares available under the 1990 Option Plan and the Director Stock Plan, respectively. On October 16, 2007, the Board of Directors approved the grant of stock options to purchase 337,340 Shares under the 1990 Option Plan, reducing the number of Shares available under that plan to 685,298. If the 2007 Plan is approved by the stockholders at the Annual Meeting, 2,949,820 Shares will be available for future Awards under the 2007 Plan. In addition, the following Shares will also be available for issuance under the 2007 Plan: Shares that are potentially deliverable under an Award or a Prior Plan award that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares. For purposes of determining the number of Shares available for Awards under the 2007 Plan, Awards of Options and SARs are counted as one Share used for each Option or SAR awarded. Awards of Restricted Stock, RSUs, Performance Shares and Other Stock-Based Awards (referred to as “Full Value Stock Awards”) are counted as three (3) Shares for each Share to be issued with respect to a Full Value Stock Award.

The 2007 Plan will be administered by the Board or by the Compensation Committee (the “Committee”). Subject to the provisions of the 2007 Plan and the authority of the Board, the Committee has the authority to: (1) select the persons to whom Awards are to be granted, (2) determine whether and to what extent Awards are to be granted, (3) determine the size and type of Awards, (4) approve forms of agreement for use under the 2007 Plan, (5) determine the terms and conditions applicable to Awards, (6) establish Performance Measures for any Performance Period and determine whether such measures were satisfied, (7) amend any outstanding Award in the event of termination of employment or a Change in Control, (8) construe and interpret the 2007 Plan and any Award Agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2007 Plan. Subject to the power of the Board to administer the 2007 Plan, all decisions, interpretations and other actions of the Committee shall be final and binding on all holders of Options or rights and on all persons deriving their rights therefrom.

The 2007 Plan provides that Awards may be granted to Participants as identified by the Board or the Committee, except that Incentive Stock Options may be granted only to Employees. The Company has 278 total employees eligible to participate in the 2007 Plan, 83 of which are presently identified as prospective participants, having been awarded stock options under the 1990 Option Plan on October 16, 2007. Upon the election of the nominees for election as Directors at the Annual Meeting, 8 non-employee directors will be eligible to participate in the 2007 Plan. No Consultants have been identified as prospective participants.

The Company has designed the 2007 Plan so that it permits the issuance of Awards that are intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). See the discussion below relating to the Federal Tax Aspects of the 2007 Plan for more information relating to Code Section 162(m).

The 2007 Plan prohibits repricing of Options or SARs, including by way of an exchange for another Award, unless stockholder approval is obtained.

Terms and Conditions of Options and SARs

Each Option granted under the 2007 Plan will be evidenced by an Award Agreement between the Participant and the Company and will be subject to the following terms and conditions:

•

Exercise Price. The Committee sets the Exercise Price for the Shares subject to each Option, provided that the Exercise Price cannot be less than 100% of the Fair Market Value of the Company’s common stock on the Option grant date. In addition, the Exercise Price of an Incentive Stock Option must be at least 110% of Fair Market Value if, on the grant date, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a “10% Stockholder”).

•

Form of Consideration. The means of payment for Shares issued upon exercise of an option is specified in each option agreement. Payment generally may be made by cash, other shares of common stock owned by the Participant, any other method permitted by the Committee, or by a combination of the foregoing.

•

Exercise of the Option. Each Award Agreement will specify the term of the Option and the date when the Option is to become exercisable, provided that except for Options granted to a Director or a Consultant, or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant. The 2007 Plan provides that in no event shall an Option granted under the 2007 Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.

•

Termination of Employment. If an option holder’s employment terminates for any reason (including death or permanent disability), all Options held by such option holder under the 2007 Plan will expire upon the earlier of (i) such period of time as is set forth in his or her Award Agreement or (ii) the expiration date of the Option. The option holder may exercise all or part of his or her Option at any time before such expiration to the extent that such Option was exercisable at the time of termination of employment.

SAR grants may be either freestanding or tandem with Option grants. Each SAR grant shall be evidenced by an Award Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee shall determine.

The Exercise Price of SARs may not be less than 100% of the Fair Market Value of the Company’s common stock on the grant date of the Award. The Committee, subject to the provisions of the 2007 Plan, shall have the discretion to determine the terms and conditions of SARs granted under the 2007 Plan. Each Award Agreement will specify the term of the SAR and the date when the SAR is to become exercisable, provided that except as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, no SAR may be exercisable prior to one (1) year from the date of grant.

Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the Fair Market Value of a share on the date of exercise and the Exercise Price and (ii) the number of Shares for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, shares of common stock or a combination thereof. To the extent that an exercised SAR is settled in cash, the Shares available for issuance under the 2007 Plan shall be reinstated and available for future Awards to the extent of the number of SARs so exercised.

SARs granted under the 2007 Plan will expire as determined by the Committee, but in no event later than ten (10) years from the date of grant. No SAR may be exercised by any person after its expiration.

In order that Option and SAR Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant may be granted Options and SARs with respect to more than 250,000 Shares in any one year period, provided that such limit is increased to 500,000 Shares for a Participant during the year following his or her date of hire.

Terms and Conditions of Full Value Stock Awards

Each Restricted Stock or RSU grant will be evidenced by an Award Agreement that will specify the purchase price (if any) and such other terms and conditions as the Committee shall determine.

The Committee will have the discretion to determine (i) the number of Shares subject to a Restricted Stock or RSU Award granted to any Participant and (ii) the conditions for vesting that must be satisfied, provided that there shall be a minimum vesting period of one (1) year.

Each Performance Share grant will be evidenced by an Award Agreement that shall specify such other terms and conditions as the Committee, in its sole discretion, shall determine.

The Committee will have complete discretion to determine (i) the number of Shares subject to a Performance Share Award and (ii) the conditions that must be satisfied for grant or for vesting, provided that there shall be a minimum vesting period of one (1) year.

The Committee may grant other stock-based Awards that may include, without limitation, grants of Shares based on attainment of performance goals, payment of shares as a bonus in lieu of cash based on performance goals, and the payment of shares in lieu of cash under other Company incentive or bonus programs. The Committee will have the discretion to determine the vesting of any such Award, provided that, except as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, there shall be a minimum vesting period of one (1) year, provided that an Award for payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to a minimum vesting period.

In order that Full Value Awards subject to vesting upon attainment of specified performance goals may qualify as performance-based compensation under Section 162(m) of the Code, no Participant may be granted Awards of Restricted Stock, RSUs, Performance Shares or Other Stock-Based Awards with respect to more than 125,000 Shares in any one year period, provided that such limit is increased to 250,000 Shares for a Participant during the year following his or her date of hire.

Terms and Conditions of Performance Unit Awards

Performance Units are similar to Performance Shares, except that they are cash-based and may be settled in Shares, cash or a combination of the two. The Shares available for issuance under the 2007 Plan will not be diminished as a result of the settlement of a Performance Unit in cash. Each Performance Unit grant will be evidenced by an Award Agreement that will specify such terms and conditions as may be determined at the discretion of the Committee, provided that there shall be a minimum vesting period of one (1) year.

In order that Performance Unit Awards may qualify as performance-based compensation under Section 162(m), no Participant shall be granted a Performance Unit Award providing for a payment value of more than $2,500,000 in any one fiscal year.

Other 2007 Plan Provisions

Certain Awards under the 2007 Plan will be intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such Award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the Performance Period (being at least one (1) year.) The performance objectives to be used shall be selected from the following list of measures (collectively, the “Performance Measures”): total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations (including derivatives thereof before interest, taxes, depreciation and/or amortization), earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, brand contribution to earnings, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction, and employee satisfaction. The targeted level or levels of performance with respect to the Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC. Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance targets as the Committee may determine.

An Award granted under the 2007 Plan which is an Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Other Awards will be transferable to the extent provided in the Award, except that no Award may be transferred for consideration.

Unless otherwise provided for in an Award Agreement for the issuance of Restricted Stock, the Participant holder of Restricted Stock will be entitled to all dividends paid with respect to such Shares prior to full vesting. The Award Agreements for other Full Value Stock Awards may include provision for the payment or accumulation of the amount of dividends that would otherwise be paid with respect to the number of Shares covered by the Award as if they were issued and outstanding (“Dividend Equivalents”). Dividend Equivalents may be paid in cash as and when the dividends are paid with respect to the Company’s common stock or they may be accumulated and paid, with or without interest, at such time as may be provided for in the Award Agreement. No Dividend Equivalents may be paid or accumulated in connection with an Option or SAR Award.

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the 2007 Plan, the individual Award limits set forth in the 2007 Plan, and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Any such adjustment shall be made by the Committee, whose determination shall be conclusive.

In the event of a Change in Control, if the successor corporation does not assume the Awards or substitute equivalent Awards, such Awards shall become fully vested and exercisable. In this event, performance-based Awards will vest on a pro rata monthly basis based on the performance level attained on the date of the Change in Control, if determinable, or target level, if not determinable. In such event, the Committee shall notify the Participant that each Award subject to exercise is fully exercisable. The Committee may, in its sole discretion, provide that all outstanding Options and SARs shall be terminated upon the effectiveness of a Change in Control and provide each Participant an amount equivalent to the excess of the Fair Market Value of a Share immediately prior to the effectiveness of a Change in Control or the Committee may cancel or terminate Options or SARs without payment if the Fair Market Value of a Share as of the effective date of a Change of Control is less than the Option or SAR Exercise Price per Share. In the event of a Subsidiary Disposition, the Committee may, in its sole discretion, provide for the automatic full vesting of Awards only with respect to those Participants who are, at the time of the Subsidiary Disposition, engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition.

The Board of Directors may amend, suspend or terminate the 2007 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the NASDAQ listing standards or applicable laws. In addition, no amendment, suspension or termination may adversely impact an Award previously granted without the consent of the Participant to whom such Award was granted unless required by applicable law.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. federal income tax consequences associated with certain Award types to be granted under the 2007 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a Participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the Participant may reside. Furthermore, this summary does not address applicable federal tax provisions of Section 409A of the Code enacted under the American Jobs Creation Act of 2004. To the extent applicable, it is intended that the 2007 Plan and any Awards granted thereunder will comply with the requirements of Section 409A of the Code. The new rules imposed by Section 409A may impact the way certain types of deferred compensation are taxed and certain provisions of Award Agreements may be included to protect against undesired tax consequences.

Incentive Stock Options

No taxable income is recognized when an Incentive Stock Option is granted or exercised, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the Participant to the alternative minimum tax. If the Participant exercises the Option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the Exercise Price generally will be taxed as long-term capital gain or loss. If these holding periods are not satisfied, the Option will generally be treated for tax purposes as a nonqualified stock option as described below. The Participant will recognize ordinary income at the time of sale or other disposition equal to the difference between the Exercise Price and the lower of (i) the Fair Market Value of the Shares at the date of the Option exercise or (ii) the sale price of the Shares. Any gain or loss recognized on such a premature disposition of the Shares in excess of the amount treated as ordinary income will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Nonqualified Stock Options

No taxable income is recognized when a Nonqualified Stock Option is granted to a Participant with an Exercise Price equal to the Fair Market Value on the date of grant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Shares on the exercise date over the Exercise Price. Any taxable income recognized in connection with the exercise of a Nonqualified Stock Option by an Employee is subject to tax withholding by the Company. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Stock Appreciation Rights

No taxable income is recognized when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the Fair Market Value of any Shares received. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Full Value Stock Awards and Performance Units

A Participant generally will not have taxable income upon grant of Restricted Stock, RSUs, Performance Shares, Other Stock-Based Awards or Performance Units that are subject to vesting provisions. Instead, the Participant will recognize ordinary income at the time of vesting equal to the Fair Market Value (on the vesting date) of the Shares or cash received minus any amount paid. RSUs settled in stock may not be taxable until the settlement date if the award otherwise complies with the requirements for deferral of taxation under applicable tax laws. For Restricted Stock and shares issued pursuant to Other Stock-Based Awards subject to risk of forfeiture, a Participant instead may elect to be taxed at the time of grant.

Company Tax Treatment

The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the ordinary income realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a Nonqualified Stock Option, early disposition of an Incentive Stock Option or upon vesting of a Full Value Stock Award.) For Incentive Stock Options, the Company will not be entitled to a tax deduction unless the Participant makes an early disposition of the Shares acquired upon exercise of the Option as discussed above. Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next four most highly compensated executive officers. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the 2007 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting the Company to receive a federal income tax deduction in connection with such Awards even to the extent that the income recognized by the executive with respect to the Award would cause the executive’s non-exempt income for such year to exceed $1,000,000.

Prior Plan Option Grants and Prospective Awards Upon Approval of the 2007 Plan

The following table presents information relating to stock options granted under the 1990 Option Plan on October 16, 2007 to the Named Executive Officers, all current executive officers as a group, all current Directors who are not executive officers as a group and all employees, including all officers who are not executive officers, as a group. All of the options were granted at an exercise price of $36.03. The table also includes information relating to the prospective award of RSUs to non-employee directors upon approval of the 2007 Plan. It is not otherwise possible to determine the benefits to be received by the persons or groups referred to in the table following stockholder approval of the 2007 Plan.

Fiscal Year 2008 Plan Benefits

WD-40 Company 1990 Option Plan and 2007 Plan

Name and Position	Dollar Value[1] ($)		Options Granted (#)
Garry Ridge Chief Executive Officer	$475,800		60,000

Michael J. Irwin Executive Vice President and Chief Financial Officer	$139,568		17,600

Graham P. Milner Executive Vice President, Global Development and Chief Branding Officer	$100,711		12,700

Michael L. Freeman Division President, the Americas	$100,711		12,700

William B. Noble Managing Director, Europe	$158,600		20,000

Executive Group	$1,133,990		143,000

Non-Executive Director Group	$240,000	[2]	0

Non-Executive Officer Employee Group	$1,541,116		194,340

[1]

The Dollar Value of $7.93 per share for stock options granted to Company employees has been determined as of the October 16, 2007 grant date using the Black-Scholes Option Valuation model. The following assumptions were used in determining the fair value: (i) a dividend yield of 2.78%; (ii) expected volatility of 0.2517; (iii) a 5-year risk free interest rate of 4.34%; and (iv) an expected option term/life of 5 years. Each stock option has an exercise price of $36.03, the closing price of the Company’s shares on October 16, 2007. All of the stock options are non-qualified stock options vesting over a period of 3 years. Options to acquire 34% of the total shares subject to each stock option are exercisable on October 16, 2008 and options to acquire 33% of the total shares subject to each stock option are exercisable on October 16, 2009 and October 16, 2010.

[2]

On October 16, 2007 the Board of Directors approved a compensation policy for non-employee directors elected to serve as directors at the Annual Meeting of Stockholders on December 11, 2007. The director compensation policy provides for the award of RSUs on December 11, 2007 with respect to shares of the Company’s common stock having a fair market value as of the date of grant equal to $30,000. Subject to stockholder approval of the 2007 Plan, the number of RSUs to be granted to each non-employee director will be determined as of the date of grant by dividing $30,000 by the closing price for the Company’s shares on December 11, 2007. The RSUs awarded to each director will be fully vested upon grant and will be settled in shares only upon termination of the director’s service as a director.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock represented and entitled to vote at the Annual Meeting is required to approve the 2007 Plan. The persons designated in the enclosed proxy will vote your shares FOR ratification unless you include instructions to the contrary. The Board of Directors urges stockholders to vote in favor of approval of the WD-40 Company 2007 Stock Incentive Plan.

ITEM NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements of the Company for fiscal year 2008. Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee may reconsider its selection.

A majority of the votes of the common stock present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm during the past fiscal year and, unless the Audit Committee appoints new independent accountants, PricewaterhouseCoopers LLP will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of Pricewaterhouse-Coopers LLP will attend the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit products and services provided by the independent registered public accounting firm. These products and services may include audit services, audit-related services, tax services, software and other products or services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The possible effect on the independence of the accountants is considered by the Audit Committee. There is no direct or indirect understanding or agreement that places a limit on current or future years’ audit fees.

Audit Fees

PricewaterhouseCoopers LLP has provided audit services to the Company for each of the past two fiscal years. Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees also include fees for professional services rendered for the audit of the effectiveness of the Company’s internal control over financial reporting. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for audit services performed for the Company for the past two fiscal years were $869,000 for the year ended August 31, 2006 and $860,000 for the year ended August 31, 2007.

Audit-Related Fees

Audit-related services consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” No audit-related services were provided during the fiscal years ending on August 31, 2006 and August 31, 2007.

Tax Fees

PricewaterhouseCoopers LLP provided tax compliance, tax advice, and tax planning services to the Company for the fiscal year ended August 31, 2006. The tax services provided to the Company by the auditors during the fiscal year ended August 31, 2006 consisted of tax return preparation, tax payment-planning services and assistance with tax audits and appeals (to the extent permitted.) The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for tax services performed for the Company for the past two fiscal years were $35,000 for the year ended August 31, 2006 and $0 for the year ended August 31, 2007.

All Other Fees

PricewaterhouseCoopers LLP provided access to online research reference materials for the fiscal year ending August 31, 2006 and August 31, 2007. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for other services performed for the Company for the past two fiscal years were $3,000 for the year ended August 31, 2006 and $3,000 for the year ended August 31, 2007.

STOCKHOLDER PROPOSALS

Stockholder proposals must be received by the Company no sooner than May 10, 2008 and not later than July 10, 2008 to be included in the Proxy Statement and form of Proxy for the next annual meeting.

By Order of the Board of Directors

Maria M. Mitchell

Secretary

Dated: November 8, 2007

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix A

WD-40 COMPANY

2007 STOCK INCENTIVE PLAN

1. Establishment, Objectives and Duration.

(a) Establishment of the Plan. WD-40 Company (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “WD-40 Company 2007 Stock Incentive Plan” (hereinafter referred to as the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. The Plan is effective as of December 11, 2007 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company at the 2007 Annual Meeting.

(b) Definitions. Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is incorporated as part of the Plan.

(c) Objectives of the Plan. The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

(d) Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2. Administration of the Plan.

(a) The Committee. The Plan shall be administered by the Board or by the Compensation Committee of the Board or such other committee (the Compensation Committee or such other committee is hereinafter referred to as the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under NASDAQ listing standards. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

(b) Authority of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

(i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

(ii) determine whether and to what extent Awards are granted hereunder;

(iii) determine the size and types of Awards granted hereunder;

(iv) approve forms of Award Agreement for use under the Plan;

(v) determine the terms and conditions of any Award granted hereunder;

(vi) establish performance goals for any Performance Period and determine whether such goals were satisfied;

(vii) amend the terms of any outstanding Award granted under the Plan at any time, including following a Participant’s termination of employment or in the event of a Change in Control, provided that, except as otherwise provided in Section 18, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent;

(viii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

(ix) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

Notwithstanding the foregoing, except as Applicable Laws may require the grant of an Award to be authorized only by the Committee or that determinations with respect to the attainment or satisfaction of Performance Measure(s) be made by the Committee, the Board shall have full authority to administer the Plan.

(c) Effect of Committee’s Decisions. Subject to the authority of the Board to administer the Plan, all decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

3. Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a) Number of Shares Available for Grants. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 2,250,000 Shares, plus any Shares remaining available for issuance under the Prior Plans as of the Effective Date, plus the number of Shares subject to outstanding awards under the Prior Plans at the Effective Date that are deemed not issued under the Prior Plans pursuant to this Section 3(a). Shares that are potentially deliverable under an Award (counted as provided for in Section 3(b)) or a Prior Plan award that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan or a Prior Plan. The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares. No Award shall be granted under the Plan providing for the issuance of Shares to the extent that, as of the date of the Award, the number of Shares deliverable under such Award will exceed the maximum number of Shares authorized pursuant to this Section 3(a) reduced by the total number of Shares issued pursuant to Awards under the Plan (counted as provided for in Section 3(b)) plus the number of Shares that are potentially deliverable under all outstanding Awards pursuant to the Plan (counted as provided for in Section 3(b)).

(b) Award Type Share Counting. The issuance of each Share pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards shall be counted as three (3) Shares for purposes of computing the number of Shares authorized for issuance under the Plan pursuant to Section 3(a). Each Share issued pursuant to an Award of an Option or an SAR shall be counted as one Share for purposes of the number of Shares authorized for issuance under the Plan pursuant to Section 3(a).

(c) Individual Award Limits. Subject to adjustment as provided in Section 18 hereof, the following limitations shall apply with respect to Awards under the Plan:

(i) Options and SARs — Individual Limits: The maximum aggregate number of Shares with respect to which Options and SARs may be granted in any calendar year to any one Participant shall be 250,000 Shares, provided that such limit shall be increased to 500,000 Shares during the first year following the date of hire for an Employee who has not previously been in Continuous Service with the Company or a Subsidiary for a period of at least one year.

(ii) Full-Value Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards — Individual Limits: The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units, Performance Shares and Other Stock-Based Awards may be granted in any calendar year to any one Participant shall be 125,000 Shares, provided that such limit shall be increased to 250,000 Shares during the first year following the date of hire for an Employee who has not previously been in Continuous Service with the Company or a Subsidiary for a period of at least one year.

(iii) Performance Units — Individual Limits: The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $2,500,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

4. Eligibility and Participation.

(a) Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

(b) Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

(c) Termination of Service. An eligible Employee, Director or Consultant to whom an Award is granted under the Plan shall be remain eligible for such Award so long as he or she remains in Continuous Service with the Company or a Subsidiary and thereafter only on such terms and conditions as may be specified in the applicable Award Agreement.

5. Types of Awards.

(a) Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

(b) Designation of Award. Each Award shall be designated in the Award Agreement.

6. Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code.

(c) Exercise Price. Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted.

(d) Term of Options. The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(e) Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that except for Options granted to a Director or a Consultant, or as otherwise provided in a Participant’s Award Agreement upon a termination of employment or service as a Director or Consultant or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.

(f) Payments. Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

(g) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h) Termination of Employment or Service. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

(b) Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

(c) Grant Price. The grant price of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d) Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

(e) Exercise of Tandem SARs. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(f) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.

(g) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof as specified in the SAR Award Agreement.

(h) Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, the nature of applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c) Period of Restriction and Other Restrictions. Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.) The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

(d) Removal of Restrictions. Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares free of all restrictions.

(e) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

(f) Dividends and Other Distributions. Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

(g) Termination of Employment or Service. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, the nature of applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c) Value of Restricted Stock Units. The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d) Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.)

(e) Form and Timing of Payment. Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares, by payment in cash of an amount equal to the Fair Market Value of such Shares or in some combination thereof as specified in the Restricted Stock Unit Award Agreement. The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(g) Termination of Employment or Service. Each Restricted Stock Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout with respect to an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

10. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement. Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Shares. The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d) Form and Timing of Payment. Subject to Applicable Laws and except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made after final determination by the Committee as to the number of such Performance Shares that have vested upon attainment of the applicable Performance Measure(s) at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares, by payment in cash of an amount equal to the Fair Market Value of such Shares or in some combination thereof. The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

(e) Voting Rights. A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.

(f) Termination of Employment or Service. Each Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service

11. Performance Units.

(a) Grant of Performance Units. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b) Award Agreement. Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s) and Performance Measure(s) and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

(c) Value of Performance Units. The Committee shall set Performance Measure(s) in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participant.

(d) Form and Timing of Payment. Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of earned Performance Units shall be made after final determination by the Committee as to the number of such Performance Units that have vested upon attainment of the applicable Performance Measure(s) at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in cash, in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units or in some combination thereof as specified in the Performance Unit Award Agreement. The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

(e) Termination of Employment or Service. Each Performance Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

12. Other Stock-Based Awards.

(a) Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of Performance Measure(s) established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of Performance Measure(s) established by the Committee, and the payment of Shares in lieu of cash under any Company incentive, bonus or other compensation program.

(b) Award Agreement. Other Stock-Based Awards may be evidenced by an Award Agreement that specifies Period(s) of Restriction, if any, the number of Shares to be awarded, applicable Performance Period(s) and Performance Measure(s), if any, the nature of other applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c) Period of Restriction. Except as otherwise provided hereinafter, or in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 12 shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.) Notwithstanding the above, an Award of payment of Shares in lieu of cash under a Company incentive, bonus or other compensation program shall not be subject to the minimum Period of Restriction limitations described above.

(d) Payment of Other Stock-Based Awards. Subject to Section 12(c) hereof, payment under or settlement of any such Other Stock-Based Award shall be made in such manner and at such times as the Committee may specify in the Award Agreement for such Other Stock-Based Award. The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

(e) Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

13. Dividend Equivalents. Only Award Agreements for Full Value Awards granted pursuant to the Plan may, at the discretion of the Committee, provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

14. Performance-Based Exception.

(a) Performance Measures. The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 14 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations (including derivatives thereof before interest, taxes, depreciation and/or amortization), earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, brand contribution to earnings, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction, and employee satisfaction. The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

(b) Excluded Financial Items. Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.

(c) Alternative Performance Measures. Performance Measures may differ for Awards granted to any one Participant or to different Participants.

(d) Performance Period and Timing of Establishment of Performance Measures. Achievement of Performance Measures in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period.

(e) Adjustment of Awards. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measure(s); provided, however, that such determinations for Awards that are designed to qualify for the Performance-Based Exception may not be adjusted to increase the prospective Award for attainment of the Performance Measure(s) (but the Committee may, in its discretion, adjust such determinations in a manner resulting in a lesser Award.)

15. Transferability of Awards. Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Other Awards shall be transferable to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

16. Taxes. The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever payments are to be made in cash under the Plan, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

17. Conditions Upon Issuance of Shares.

(a) Compliance with Applicable Laws. Shares shall not be issued pursuant to the exercise or payment of an Award unless the exercise of such Award and/or the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Required Investment Intent. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

18. Adjustments Upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the Plan, in the limits set forth in Section 3(b), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 18 shall be final, binding, and conclusive.

19. Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a) Change in Control. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 19(b) hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(i) any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, any assumed, converted or replaced Awards will become immediately exercisable;

(ii) any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any assumed, converted or replaced Awards shall lapse; and

(iii) any and all Performance Shares, Performance Units and other Awards (if performance-based) shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid based on (A) the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

With respect to paragraphs (i) and (ii) of Section 19(a) above, the Award Agreement may provide that any assumed, converted or replaced awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of employment by the Participant for “good reason” as such term is defined in any employment agreement or severance agreement or policy applicable to such Participant.

(b) Cash-Out and Termination of Underwater Options/SARs. The Committee may, in its sole discretion, provide that (i) all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

(c) Subsidiary Disposition. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

20. Amendment, Suspension or Termination of the Plan.

(a) Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the NASDAQ listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard, rule or Applicable Law.

(b) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 18 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such adjustments shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(c) Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

(d) No Repricing. Except for adjustments made pursuant to Section 18, no amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs, nor may any outstanding Options or outstanding SARs be surrendered to the Company for cash or as consideration for the grant of new Options or SARs with a lower Exercise Price or for the grant of a Full-Value Award without the approval of the stockholders of the Company.

(e) Compliance with the Performance-Based Exception. If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 20, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

21. Reservation of Shares.

(a) Maintenance of Authorized Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) Inability to Obtain Regulatory Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Rights of Participants.

(a) Continued Service. The Plan shall not confer upon any Participant any right with respect to continuation of employment, service as a director or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment, service as a director or consulting relationship at any time, with or without cause.

(b) Participant. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

23. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.

24. Legal Construction.

(a) Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

(b) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d) Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(e) Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(f) Code Section 409A Compliance. To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”). Any provision that would cause the Plan or any Award granted hereunder to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

WD-40 COMPANY

2007 STOCK INCENTIVE PLAN

GLOSSARY

As used in the Plan, the following definitions shall apply:

1) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

2) “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted under the Plan.

3) “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

4) “Board” means the Board of Directors of the Company.

5) “Cause” means (i) the Participant’s commission of acts subject to prosecution as a felony involving moral turpitude; (ii) the Participant’s material breach of fiduciary duty as an executive officer or director of the Company which has resulted, or is likely to result, in material economic damage to the Company; or (iii) the Participant’s willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Participant’s incapacity due to physical or mental illness); provided that no act or failure to act by the Participant will constitute “Cause” under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer of the Company or a member of the Committee or another authorized officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done or omitted to be done by the Participant in good faith and in the best interests of the Company. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until the Chief Executive Officer, the Vice President, Human Resources and the Company’s general legal counsel unanimously agree that, in their good faith opinion, the Participant is guilty of the conduct described in subsections (i), (ii) or (iii) above, and so notify the Participant specifying the particulars thereof in detail.

6) “Change in Control” means

a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection, the following acquisitions shall not constitute a Change in Control: 1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), 2) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, 3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or 4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

7) “Code” means the Internal Revenue Code of 1986, as amended.

8) “Committee” means the Committee, as specified in Section 2(a) of the Plan, appointed by the Board to administer the Plan.

9) “Company” means WD-40 Company and any successor thereto as provided in Section 23 of the Plan.

10) “Consultant” means any consultant or advisor to the Company or a Subsidiary.

11) “Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

12) “Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee.

13) “Dividend” means the dividends declared and paid on Shares subject to an Award.

14) “Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

15) “Employee” means any employee of the Company or a Subsidiary.

16) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

17) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

18) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

a) Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share on the date of the determination (or, if no sales were reported on that date, on the last trading date on which such sales were reported) on the New York Stock Exchange, the NASDAQ National Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

b) In the absence of an established market of the type described above, for the Share, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

19) “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 of the Plan.

20) “Full-Value Award” means Awards other than Options, SARs, or other Awards for which the Participant pays, upon exercise, the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company.

21) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

22) “Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.

23) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 of the Plan.

24) “Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 of the Plan.

25) “Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

26) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

27) “Performance Measures” shall have the meaning set forth in Section 14(a) of the Plan.

28) “Performance Period” means the period during which a Performance Measure must be attained and during which an Award is subject to a substantial risk of forfeiture and not transferable, as provided in Sections 10 and 11 of the Plan.

29) “Performance Share” means an Award granted to a Participant, as described in Section 10 of the Plan.

30) “Performance Unit” means an Award granted to a Participant, as described in Section 11 of the Plan.

31) “Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and/or are not transferable, as provided in Sections 8, 9 and 12 of the Plan.

32) “Plan” means the WD-40 Company 2007 Stock Incentive Plan.

33) “Prior Plans” means the Company’s Fourth Amended and Restated WD-40 Company 1990 Incentive Stock Option Plan and the Company’s Third Amended and Restated Non-Employee Director Restricted Stock Plan.

34) “Restricted Stock” means an Award granted to a Participant, as described in Section 8 of the Plan.

35) “Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 of the Plan.

36) “SEC” means the United States Securities and Exchange Commission.

37) “Share” means a share of common stock of the Company, par value $.001 per share, subject to adjustment pursuant to Section 18 herein.

38) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 of the Plan.

39) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).

40) “Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

41) “Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 of the Plan.

WD-40 Company

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MR A SAMPLE
DESIGNATION (IF ANY)
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Annual Meeting Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Standard Time, on Tuesday, December 11, 2007.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — Management recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - J.C. Adams Jr.	☐	☐	02 - G.H. Bateman	☐	☐	03 - P.D. Bewley	☐	☐
04 - R.A. Collato	☐	☐	05 - M.L. Crivello	☐	☐	06 - L.A. Lang	☐	☐
07 - K.E. Olson	☐	☐	08 - G.O. Ridge	☐	☐	09 - N.E. Schmale	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, guardian, corporate officer, etc., please indicate full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00SF1B

Annual Meeting of Shareholders – Tuesday, December 11, 2007 at 2:00 p.m. PST
(Meeting will be webcast in our Investor Relations site at www.wd40.com)

Driving Directions

LOCATION:

Mission Valley Hilton, 901 Camino Del Rio South, San Diego, CA 92108, 619-543-9000

FROM:

Los Angeles:	I-5 South to I-8 East, exit Mission Center Road Right on Mission Center Road Right on Camino del Rio South
Riverside:	I-15 South to Highway 163 South to I-8 East, exit Mission Center Road Right on Mission Center Road Right on Camino del Rio South
San Diego Airport:	Follow signs to I-5 North to I-8 East, exit Mission Center Road Right on Mission Center Road Right on Camino del Rio South

★★ THE HOTEL CAN BE SEEN FROM I-8 ★★
★★ CAMINO DEL RIO SOUTH RUNS PARALLEL TO I-8 ★★
★★ PARKING VALIDATION AVAILABLE AT REGISTRATION TABLE ★★

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

WD-40 Company

Proxy — WD-40 Company

1061 Cudahy Place, San Diego, CA 92110
This Proxy Is Solicited On Behalf of the Board of Directors

The undersigned, revoking previous proxies for such stock, hereby appoints Neal E. Schmale and Maria Mitchell, and each of them, proxies of the undersigned, with power of substitution to each, to vote all stock of WD-40 Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Mission Valley Hilton, 901 Camino Del Rio South, San Diego, CA 92108, on Tuesday, December 11, 2007 at 2:00 p.m. and at any adjournments thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

(Continued and to be voted on reverse side.)